MARCH 18, 2004

Dear Armada Large Cap Ultra Fund Shareholder:


A special meeting of the Armada Large Cap Ultra Fund will be held on April 20, 2004. Enclosed with this letter is a proxy voting ballot, combined proxy statement/prospectus and related information concerning this meeting. The purpose of this special meeting is to submit to shareholders of the Armada Large Cap Ultra Fund a proposal to combine that Fund with and into the Armada Large Cap Growth Fund by means of the Reorganization described in the combined proxy statement/prospectus.

If the proposed Reorganization is approved, you will receive the same class of shares in the Armada Large Cap Growth Fund that you currently hold in the Armada Large Cap Ultra Fund. The exchange of shares will take place on the basis of the relative net asset values per share of the respective classes of the two Funds. Investment advisory fees, sales charges and Rule 12b-1 distribution and shareholder servicing fees will remain unchanged.

As described in the combined proxy statement/prospectus, the Board of Trustees is recommending that you approve the Plan of Reorganization and resulting transaction for the following reasons:


     o For both Funds, shareholders should benefit from the greater efficiencies that can result from an investment in a larger fund, including lower expense ratios and greater portfolio management efficiencies over time;

     o Upon consummation of the merger, the Armada Large Cap Ultra Fund shareholders should benefit from the historically lower expense ratios of the Armada Large Cap Growth Fund relative to the Armada Large Cap Ultra Fund;

     o The Funds have identical investment objectives and are managed similarly (as described below), and the Board of Trustees and the Funds' investment adviser do not believe that it is desirable or in the best interests of shareholders to maintain two funds that are so similar;

     o For both Funds the transactions contemplated by the Plan of Reorganization are expected to be tax-free for federal income tax purposes, which means that shareholders of the Armada Large Cap Ultra Fund would not have a taxable gain or loss on the exchange of their shares and there will be no tax consequences to the Armada Large Cap Growth Fund shareholders; and

     o For both Funds, the expenses resulting from the transactions contemplated by the Plan of Reorganization, including the costs of soliciting proxies, will be paid by the Funds' investment adviser or one of its affiliates.

Shareholders should carefully consider both the similarities and differences between the two Funds. These similarities and differences, as well as other important information concerning the proposed Reorganization, are described in detail in the combined proxy statement/prospectus, which you are encouraged to review. If you have any additional questions, please call Armada Funds toll free at 1-800-622-FUND (3863) or visit the web site at WWW.ARMADAFUNDS.COM.

We encourage you to vote in favor of the proposal, and ask that you please send your completed proxy ballot in by April 13, 2004 to help save the cost of additional solicitations. As always, we know you have many investment options and we thank you for your confidence and support.


Sincerely,

/s/ Robert D. Neary
Robert D. Neary
Chairman

QUESTIONS AND ANSWERS

WHY IS MY FUND HAVING A SPECIAL MEETING?

This meeting is being held so that shareholders of the Armada Large Cap Ultra Fund can decide whether or not to reorganize their Fund. If shareholders decide in favor of the proposal, Armada Large Cap Ultra Fund will merge into the Armada Large Cap Growth Fund, another similar mutual fund in the Armada family of funds, and you will become a shareholder of the Armada Large Cap Growth Fund (the "Reorganization").

Please read the attached combined proxy statement/prospectus for more details concerning the information presented in this Q&A. If you have any additional questions, please call Armada Funds at 1-800-622-FUND (3863).

WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

For both Funds, shareholders should benefit from the greater efficiencies that can result from an investment in a larger fund, including lower expense ratios and greater portfolio management efficiencies. Fixed costs of each portfolio will be spread over a larger, combined shareholder base. In addition, the Armada Large Cap Ultra Fund shareholders should benefit from the lower expense ratios of the Armada Large Cap Growth Fund.

HOW ARE THESE TWO FUNDS ALIKE?

The investment objectives of the Armada Large Cap Ultra Fund and the Armada Large Cap Growth Fund are identical--capital appreciation. Also, the Funds have materially the same investment strategies and identical fundamental investment restrictions. The Armada Large Cap Growth Fund, however, has a significantly larger amount of assets as compared with the Armada Large Cap Ultra Fund.

WHAT HAPPENS IF ARMADA LARGE CAP ULTRA FUND SHAREHOLDERS DECIDE IN FAVOR OF A MERGER? HOW WILL THE NUMBER OF SHARES OF THE ARMADA LARGE CAP GROWTH FUND THAT I RECEIVE BE DETERMINED?

Shareholders of the Armada Large Cap Ultra Fund will receive full and fractional shares of the Armada Large Cap Growth Fund equal in value to the shares of the Armada Large Cap Ultra Fund that they owned on the closing date for the Reorganization.

The net asset value of the Armada Large Cap Ultra Fund will not be affected by the Reorganization. That means the Reorganization will not result in a dilution of any shareholder's interest. Therefore, the market value of your shares will remain the same, although the number of shares you own after the Reorganization may change.

IF THE FUNDS MERGE, WILL THERE BE ANY TAX CONSEQUENCES FOR ME?

Shareholders of the Armada Large Cap Ultra Fund are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for the shares of the Armada Large Cap Growth Fund in the Reorganization. The cost basis and holding period of your Armada Large Cap Ultra Fund shares are expected to carry over to your new shares in the Armada Large Cap Growth Fund.

However, you should consult your own tax advisor regarding any possible effect the Reorganization might have on you, given your personal circumstances - particularly regarding state and local taxes.

WHO WILL PAY FOR THIS REORGANIZATION?

The expenses of the Reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by National City Investment Management Company, investment advisor for Armada Funds.

WHAT DOES THE FUND'S BOARD OF TRUSTEES RECOMMEND?

The Board of Trustees believes you should vote in favor of the Reorganization. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum of shares will be represented at the Fund's special shareholder meeting.

IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES? COMPLETE A SPECIAL FORM? SUBMIT SOME TYPE OF ORDER?

No. If shareholders approve the merger, your existing shares will be exchanged for shares of the Armada Large Cap Growth Fund automatically.

HOW DO I VOTE?

You can vote your shares by completing and signing the enclosed proxy card, and sending it in the enclosed postage-paid envelope. Please refer to your individual proxy card for information about other convenient voting options that may be available to you, such as touch-tone telephone and Internet voting. If you need any assistance, or have any questions regarding the proxy or how to vote your shares, please call Armada Funds at 1-800-622-FUND (3863).

WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE? WHEN IS MY PROXY DUE?

The shareholder meeting will be held April 20, 2004, at the offices of PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. If you do not plan to attend the meeting, you should vote by touch-tone phone, the Internet or return your proxy card in the mail as soon as possible.

We would like to receive your vote as soon as possible. Please refer to the enclosed proxy ballot for further detailed instructions.

WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

In order to reach sufficient votes to establish a quorum, Armada Funds, PFPC, Inc., or State Street Bank and Trust Company may contact you by mail or telephone. We encourage all shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls that could result in additional costs. If there are not sufficient votes to approve the proposal by the time of the shareholder meeting (April 20, 2004), the meeting may be adjourned to permit further solicitation of proxy votes.

                                  ARMADA FUNDS
                                 760 MOORE ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406

                           ARMADA LARGE CAP ULTRA FUND



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2004

Notice is hereby given that a Special Meeting of Shareholders of the Armada Large Cap Ultra Fund, a series of Armada Funds (the "Trust"), will be held at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, on April 20, 2004 at 2:00 p.m. (Eastern time), for the following purposes:

Item 1. To consider a proposal to approve a Plan of Reorganization providing for the transfer of all of the assets and all liabilities of the Armada Large Cap Ultra Fund (the "Selling Fund") in exchange for shares of the Armada Large Cap Growth Fund. The shares so received will be distributed to shareholders of the Selling Fund and the Selling Fund will be terminated as soon as practicable thereafter. These actions are referred to as the "Reorganization."

Item 2. The transaction of such other business as may properly be brought before the meeting.

Shareholders of record of the Selling Fund as of the close of business on February 9, 2004 are entitled to notice of, and to vote at, this meeting or any adjournment of this meeting. The Reorganization will occur only if the Selling Fund's shareholders approve the proposal.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.


                                           By Order of the Board of Trustees

                                           /s/ Herbert R. Martens, Jr.
                                           Herbert R. Martens, Jr.
                                           President
                                           ARMADA FUNDS
March 18, 2004

                       COMBINED PROXY STATEMENT/PROSPECTUS

                              DATED MARCH 18, 2004

                  RELATING TO THE ACQUISITION OF THE ASSETS AND
                        ASSUMPTION OF THE LIABILITIES OF
                           ARMADA LARGE CAP ULTRA FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                          ARMADA LARGE CAP GROWTH FUND

                                  ARMADA FUNDS
                                 760 MOORE ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
                                 1-800-622-FUND

This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Armada Funds ("Armada" or the "Trust") in connection with the Special Meeting of Shareholders (the "Meeting") of Armada Large Cap Ultra Fund (the "Selling Fund"), to be held on April 20, 2004 at 2:00 p.m. (Eastern time), at the offices of PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. At the Meeting, shareholders of the Selling Fund, voting in the aggregate and not by class, will be asked to consider and approve a proposed reorganization, as described in the Plan of Reorganization, the form of which is attached hereto as Exhibit A (the "Reorganization Plan"). The Reorganization Plan contemplates the transfer of the assets and liabilities of the Selling Fund to, and in exchange for, shares of Armada Large Cap Growth Fund (the "Acquiring Fund"), the distribution of the shares so received to shareholders of the Selling Fund and the termination of the Selling Fund as soon as practicable thereafter (the "Reorganization"). The Acquiring Fund and the Selling Fund are individually referred to as a "Fund" and collectively referred to as the "Funds." Armada's Declaration of Trust does not require shareholders of the Acquiring Fund to approve the Reorganization.

This Combined Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Selling Fund should know before voting on the Reorganization, and should be retained for future reference. It is both the Selling Fund's proxy statement for the Meeting and a prospectus for the Acquiring Fund. A Statement of Additional Information dated March 18, 2004, relating to this Combined Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Combined Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Trust, 760 Moore Road, King of Prussia, Pennsylvania 19406, or by calling toll-free (800) 622-FUND.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Reorganization Plan provides that the Selling Fund will transfer all of its assets and liabilities to the Acquiring Fund, in exchange for shares of the Acquiring Fund, in an amount equal in value to the aggregate net assets of the Selling Fund. The Reorganization is expected to be completed at the start of business on April 23, 2004 (the "Closing Date").

As soon as is conveniently practicable after the Closing Date, the Selling Fund will liquidate and distribute pro rata to its shareholders of record the Acquiring Fund's shares received, so that a holder of shares in the Selling Fund determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day next preceding the Closing Date (the "Valuation Date") will receive a number of shares of the Acquiring Fund with the same aggregate value as the shareholder had in the Selling Fund on the Valuation Date (the "Effective Time"). At the Effective Time, shareholders of the Selling Fund will become shareholders of the Acquiring Fund. The Selling Fund will then be terminated.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). National City Investment Management Company ("IMC" or the "Adviser") is the investment adviser to both the Selling Fund and the Acquiring Fund. PFPC Inc. ("PFPC") and National City Bank ("NCB") serve as Co-Administrators to the Trust pursuant to a Co-Administration and Accounting Services Agreement dated June 1, 2003. Professional Funds Distributor, LLC (the "Distributor") serves as the distributor of the Funds.

For a more detailed discussion of the investment goals, policies, risks and restrictions of the Funds, see the Funds' prospectuses each dated October 1, 2003, as supplemented December 1, 2003, December 19, 2003, February 2, 2004 and March 9, 2004, which have been filed with the SEC and are incorporated by reference into this Combined Proxy Statement/Prospectus. The prospectus sets forth disclosure relating to both the Selling Fund and the Acquiring Fund. A copy of the prospectus for the class of shares that you own accompanies this Combined Proxy Statement/Prospectus. A Statement of Additional Information dated March 18, 2004 relating to the proposed transaction described in this Proxy Statement/Prospectus has been filed with the SEC and is incorporated by reference in this Proxy Statement/Prospectus. Additional information concerning the Funds and the Trust is contained in the Trust's Statement of Additional Information dated October 1, 2003, as supplemented December 1, 2003, December 19, 2003 and March 9, 2004 and the Funds' Annual Report dated May 31, 2003 and Semi-Annual Report dated November 11, 2003, each of which has been filed with the SEC. A copy of the Statement of Additional Information, Annual Report or Semi-Annual Report is available upon request and without charge by calling (800) 622-FUND.

This Combined Proxy Statement/Prospectus is expected to be mailed to shareholders on or about March 18, 2004.

TABLE OF CONTENTS

SYNOPSIS......................................................................4

   The Reorganization.........................................................4
   The Trust..................................................................4
   Investment Goals, Principal Investment Strategies and Limitations..........5
   Principal risks of investing...............................................6
   Temporary Positions........................................................6
   Performance................................................................6
   Fees and Expenses.........................................................10
   Purchase, Redemption and Exchange Procedures..............................17
   Dividends and Other Distributions.........................................18

PRINCIPAL RISK FACTORS.......................................................18

INVESTMENT ADVISER...........................................................18

   Investment Advisory Fees..................................................19

DISTRIBUTOR..................................................................19

CO-ADMINISTRATION SERVICES...................................................19

INFORMATION RELATING TO THE REORGANIZATION...................................19

   Description of the Reorganization.........................................19
   Reasons for the Reorganization............................................20
   Federal Income Taxes......................................................21

FINANCIAL HIGHLIGHTS.........................................................23

CAPITALIZATION...............................................................26

SHAREHOLDER RIGHTS...........................................................26

VOTING MATTERS...............................................................27

   General Information.......................................................27
   Voting Rights and Required Vote...........................................27
   Record Date and Outstanding Shares........................................28
   Security Ownership of Certain Beneficial Owners and Management............28

ADDITIONAL INFORMATION.......................................................31

OTHER BUSINESS...............................................................32

SHAREHOLDER INQUIRIES........................................................32

EXHIBIT A: FORM OF PLAN OF REORGANIZATION...................................A-1
EXHIBIT B: ARMADA LARGE CAP ULTRA FUND PORTFOLIO MANAGER'S REPORT...........B-1
EXHIBIT C: ARMADA LARGE CAP GROWTH FUND PORTFOLIO MANAGER'S REPORT..........C-1

                                    SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment goals, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Selling Fund with those of the Acquiring Fund. It is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus, or incorporated by reference into this Combined Proxy Statement/Prospectus. Shareholders should read this entire Combined Proxy Statement/Prospectus carefully. For more complete information, please read the enclosed prospectus.

THE REORGANIZATION

BACKGROUND. Pursuant to the Reorganization Plan, the Selling Fund will transfer all of its assets and liabilities to the Acquiring Fund, solely in exchange for shares of the Acquiring Fund. The Selling Fund will distribute the shares that it receives to its shareholders and will then be terminated. The result of the Reorganization will be that shareholders of the Selling Fund will become shareholders of the Acquiring Fund. A shareholder will receive shares in the Acquiring Fund equal in value to shares held in the Selling Fund before the Reorganization. No sales charges will be imposed in connection with the Reorganization.

The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2 (a)(19) of the 1940 Act, considered the proposed Reorganization at a meeting held on November 19, 2003. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "INFORMATION RELATING TO THE REORGANIZATION - REASONS FOR THE REORGANIZATION"), the Board of Trustees has concluded that the Reorganization would be in the best interests of the Funds, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. One of the conditions for completing the Reorganization is approval by shareholders of the Selling Fund. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

TAX CONSEQUENCES. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, neither the Selling Fund nor its shareholders will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust will receive an opinion from counsel to the Trust to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

DISTRIBUTIONS. Before the Reorganization, the Selling Fund expects to distribute ordinary income and capital gains, if any, to its shareholders. These distributions will be taxable to shareholders.

The foregoing description of the Reorganization is qualified by reference to the full text of the Reorganization Plan (the form of which is attached hereto as Exhibit A).

THE TRUST

The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. The Trust may issue an unlimited number of shares in one or more series or classes as the Board of Trustees may authorize. The Selling Fund commenced operations as a separate investment portfolio of The Parkstone Group of Funds (the "Predecessor Selling Fund"). On June 10, 2000, the Predecessor Selling Fund was reorganized as the Selling Fund, a series of the Trust. The Acquiring Fund commenced operations as a separate investment portfolio of the Trust on December 20, 1989. Until October 1, 2003, the Acquiring Fund was known as the Armada Equity Growth Fund.

INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES AND LIMITATIONS

This section will help you compare the investment goals, principal investment strategies and limitations of the Selling Fund with the Acquiring Fund. Please be aware that this is only a brief discussion. More complete information may be found in the enclosed prospectus.

-------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP ULTRA FUND                                    ARMADA LARGE CAP GROWTH FUND
(Selling Fund)                                                 (Acquiring Fund)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT GOAL: Capital appreciation.                         INVESTMENT GOAL: Capital appreciation.
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY: Investing in growth-oriented    PRINCIPAL INVESTMENT STRATEGY: Investing in
common stocks of large cap companies.                          growth-oriented common stocks of large cap companies.
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT STRATEGIES: The Fund's principal investment         INVESTMENT STRATEGIES: The Fund's principal investment
strategy is investing in a diversified portfolio of common     strategy is investing in common stocks of U.S. companies
stocks of U.S. companies with large stock market               with large stock market capitalizations. In buying and
capitalizations.  Under normal circumstances, at least 80% of  selling securities for the Fund, the Adviser considers
the Fund's net assets plus any borrowings for investment       factors such as historical and projected earnings
purposes will be invested in securities issued by large cap    growth, earnings quality and liquidity. The Fund
companies. The Fund will provide shareholders with at least    generally purchases common stocks that are listed on a
60 days notice before changing this 80% policy.                national securities exchange or unlisted securities with
                                                               an established over-the-counter market.
The Adviser takes a long-term approach to managing the Fund
and typically invests in companies that have exhibited         Under normal circumstances, at least 80% of the Fund's
consistent, above-average growth in revenues and earnings,     net assets plus any borrowings for investment purposes
strong management, and sound and improving financial           will be invested in securities issued by large cap
fundamentals. The Adviser will consider selling a security     companies. The Fund will provide shareholders with at
when there is a deterioration of fundamentals leading to a     least 60 days notice before changing this 80% policy.
deceleration in earnings growth.
                                                               The Fund considers a large capitalization or "large cap"
The Fund considers a large capitalization or "large cap"       company to be one that has a market capitalization at the
company to be one that has a market capitalization at the      time of purchase of $3 billion or more.
time of purchase of $3 billion or more.
-------------------------------------------------------------------------------------------------------------------------

Each Fund's investment objective may be changed without shareholder approval. Each Fund invests primarily in common stocks and securities convertible to common stocks. The Acquiring Fund's Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Acquiring Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. While the policies of the Acquiring Fund permit investment in over-the-counter securities, the Acquiring Fund has not during this current fiscal year invested in such securities. Neither Fund currently has any portfolio investments in unlisted over-the-counter securities.

The Selling Fund invests primarily in companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth and with market capitalizations greater than $3 billion. The Selling Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts and warrants. The Selling Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the Selling Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in U.S. dollar-denominated commercial paper of a foreign issuer. The Acquiring Fund may also invest up to 20% of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING

The Funds are subject to loss risk and market risk. There is no difference between the principal risks of the Selling Fund and the Acquiring Fund. Please see "Principal Risk Factors" below for more information concerning the risks of investing in each Fund.

TEMPORARY POSITIONS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. Each Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

Each Fund also may temporarily deviate from its policy requiring it to invest at least 80% of its net assets in particular types of securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

PERFORMANCE

The bar charts and the performance tables (before and after taxes) below for the Selling Fund and the Acquiring Fund illustrate the volatility of an investment in each Fund. The Funds' past performance does not necessarily indicate how the Funds will perform in the future.

These bar charts show changes in the performance of the Funds' Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Funds would be less than those shown below. The performance of Class B, C, I and R Shares will differ due to differences in expenses. Class R Shares of the Selling Fund have not commenced operations.

ARMADA LARGE CAP GROWTH FUND
(ACQUIRING FUND)
CALENDAR YEAR TOTAL RETURNS

----------------------------------------------------------------------------------
1994     1995    1996    1997    1998    1999    2000    2001     2002      2003
----------------------------------------------------------------------------------
(0.94)%  28.51%  19.98%  36.34%  28.74%  22.66%  (5.48)% (16.53)% (28.39)%  19.75%
----------------------------------------------------------------------------------

                    -------------------------------------------------
                                         QUARTER ENDING
                    -------------------------------------------------
                    BEST QUARTER            12/31/98       22.85%
                    -------------------------------------------------
                    WORST QUARTER           03/31/01      (16.15)%
                    -------------------------------------------------

ARMADA LARGE CAP ULTRA FUND
(SELLING FUND)
CALENDAR YEAR TOTAL RETURNS

    ----------------------------------------------------------------------
    1997       1998     1999     2000        2001       2002      2003
    ----------------------------------------------------------------------
    28.76%     42.37%   28.53%   (17.03)%    (23.08)%   (32.75)%  23.06%
    ----------------------------------------------------------------------

               -----------------------------------------------------------
                                  QUARTER ENDING
               -----------------------------------------------------------
               BEST QUARTER             12/31/98           25.48%
               -----------------------------------------------------------
               WORST QUARTER            03/31/01          (21.10)%
               -----------------------------------------------------------

The following tables compare the average annual total returns for the periods ended December 31, 2003 for the Selling Fund to those of the Russell 1000 Growth Index and for the Acquiring Fund to those of the S&P 500 Composite Stock Price Index and to those of the Russell 1000 Growth Index, after taking into account applicable sales charges for each Fund. No average annual total returns are shown for Class R Shares since Class R Shares of the Selling Fund have not commenced operations.

After-tax returns are shown for only Class A Shares and after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

It is anticipated that following the closing of the Reorganization, the broad-based market index that is used for comparison purposes to the returns for the Acquiring Fund will be changed from the S&P 500 Composite Stock Price Index to the Russell 1000 Growth Index because the composition of the Russell Growth Index more accurately reflects the investment focus of the Acquiring Fund.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2003

                                                                                          SINCE          DATE OF
                                                1 YEAR      5 YEARS         10 YEARS      INCEPTION      INCEPTION
--------------------------------------------------------------------------------------------------------------------------
  CLASS A SHARES
  Large Cap Ultra Fund                                                                                   2/1/96
  Returns Before Taxes                           16.24%     (8.50)%         N/A           4.35%
  Returns After Taxes on Distributions           16.24%     (10.02)%        N/A           2.88%
  Returns After Taxes on Distributions and
      Sale of Fund Shares                        10.55%     (7.01)%         N/A           3.67
--------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index 1(reflects no
      deduction for fees, expenses or taxes)     29.75%     (5.11)%         N/A           6.60%          Since 1/31/96
--------------------------------------------------------------------------------------------------------------------------

  Large Cap Growth Fund                                                                                  4/15/91
  Returns Before Taxes                           13.16%     (4.75)%         7.71%         7.59%
  Returns After Taxes on Distributions           13.05%     (5.03)%         6.18%         6.23%
  Returns After Taxes on Distributions and
      Sale of Fund Shares                        8.55%      (4.03)%         5.92%         5.94%
--------------------------------------------------------------------------------------------------------------------------
  S&P 500 Composite Stock Price Index 2
      (reflects no deduction for fees,
      expenses or taxes)                        28.68%       (0.57)%        11.07%        11.22%         Since 4/30/91
  Russell 1000 Growth Index 1 (reflects no
      deduction for fees, expenses or taxes)    29.75%      (5.11)%         9.21%         9.44%          Since 4/30/91

                                                                                          SINCE          DATE OF
                                                1 YEAR      5 YEARS         10 YEARS      INCEPTION      INCEPTION
--------------------------------------------------------------------------------------------------------------------------
  CLASS B SHARES
  Large Cap Ultra Fund                           17.06%     (8.36)%         N/A           4.36%          2/1/96
--------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index 1 (reflects no
      deduction for fees, expenses or taxes)     29.75%     (5.11)%         N/A           6.60%          Since 1/31/96
--------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Fund                          13.94%     (4.64)%         N/A           0.60%          1/6/98
--------------------------------------------------------------------------------------------------------------------------
  S&P 500 Composite Stock Price
      Index 2 (reflects no deduction for fees,
      expenses or taxes)                         28.68%     (0.57)%         N/A           3.78%          Since 12/31/97
--------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index 1 (reflects no       29.75%     (5.11)%         N/A           1.08%          Since 12/31/97
      deduction for fees, expenses or taxes)

                                                                                          SINCE          DATE OF
                                                1 YEAR      5 YEARS         10 YEARS      INCEPTION      INCEPTION
--------------------------------------------------------------------------------------------------------------------------
  CLASS C SHARES
  Large Cap Ultra Fund                           21.08%     N/A             N/A           (18.07)%       6/15/00
--------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index 1 (reflects no       29.75%     N/A             N/A           (13.44)%
      deduction for fees, expenses or taxes)                                                             Since 5/31/00
--------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Fund                          17.97%     N/A             N/A           (9.23)%        1/27/00
--------------------------------------------------------------------------------------------------------------------------
  S&P 500 Composite Stock Price
      Index 2 (reflects no deduction for fees,
      expenses or taxes)                         28.68%     N/A             N/A           (4.20)%        Since 1/31/00
--------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index 1 (reflects no
      deduction for fees, expenses or taxes)     29.75%     N/A             N/A           (12.00)%       Since 1/31/00

                                                                                          SINCE          DATE OF
                                                1 YEAR      5 YEARS         10 YEARS      INCEPTION      INCEPTION
--------------------------------------------------------------------------------------------------------------------------
  CLASS I SHARES
  Large Cap Ultra Fund                           23.30%     (7.17)%         N/A           5.77%          12/28/95
--------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index 1 (reflects no
      deduction for fees, expenses or taxes)     29.75%     (5.11)%         N/A           6.97%          Since 12/31/95
--------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Fund                          20.10%     (3.39)%         8.61%         9.26%          12/20/89
--------------------------------------------------------------------------------------------------------------------------
  S&P 500 Composite Stock Price
      Index 2 (reflects no deduction for fees,
      expenses or taxes)                         28.68%     (0.57)%         11.07%        10.94%         Since 12/31/89
--------------------------------------------------------------------------------------------------------------------------
  Russell 1000 Growth Index 1 (reflects no
      deduction for fees, expenses or taxes)     29.75%      (5.11)%         9.21%         9.74%         Since 12/31/89

_____________
1 The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.
2 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FEES AND EXPENSES

The following comparative fee tables show the fees for the Selling Fund and the Acquiring Fund as of May 31, 2003. As indicated below, the total expenses of the Acquiring Fund (currently and following the Reorganization) are lower than those of the Selling Fund. The management fee (currently and following the Reorganization) of the Selling Fund is the same as that of the Acquiring Fund. The pro forma tables show the Acquiring Fund's fees assuming that the Reorganization is approved by shareholders of the Selling Fund. No fee table is provided for Class R Shares since Class R Shares of the Selling Fund have not commenced operations.

  CLASS A                                                        LARGE CAP       LARGE CAP
                                                                ULTRA FUND      GROWTH FUND       PRO FORMA - LARGE
                                                              (SELLING FUND)  (ACQUIRING FUND)      CAP GROWTH FUND
                                                               ------------    --------------      ----------------
SHAREHOLDER FEES (paid directly from your investment)
--------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Purchases (as a
     percentage of offering price) 1                            5.50%            5.50%            5.50%
--------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (as a percentage of
     net asset value)                                           None             None             None
--------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends and Other Distributions (as a percentage of
     offering price)                                            None             None             None
--------------------------------------------------------------------------------------------------------------------
  Redemption Fee (as a percentage of amount redeemed, if
     applicable)                                                None             None             None
--------------------------------------------------------------------------------------------------------------------
  Exchange Fee                                                  None             None             None
--------------------------------------------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
  Investment Advisory Fees                                      0.75%            0.75%            0.75%
--------------------------------------------------------------------------------------------------------------------
  Distribution (12b-1) Fees 2                                   0.05%            0.05%            0.05%
--------------------------------------------------------------------------------------------------------------------
  Other Expenses:
--------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees 3                               0.25%            0.25%            0.25%
--------------------------------------------------------------------------------------------------------------------
     Other 4                                                    0.18%            0.13%            0.13%
--------------------------------------------------------------------------------------------------------------------
  Total Other Expenses                                          0.43%            0.38%            0.38%
--------------------------------------------------------------------------------------------------------------------
  Total Annual Fund Operating
     Expenses                                                   1.23%            1.18%            1.18%
--------------------------------------------------------------------------------------------------------------------

------------------
1 This sales charge varies depending upon how much you invest. See "Front-End Sales Charges - Class A Shares" below.
2 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class A Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
3 Certain financial institutions may provide administrative services to their customers who own Class A Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such Class A Shares. For further information, see "Shareholder Services Plan" in the Trust's Statement of Additional Information.
4    Other Expenses have been restated to reflect current expenses.

EXAMPLE-CLASS A SHARES

The Example is intended to help you compare the cost of investing in Class A Shares of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

FUND                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------- -------- -------- --------
 Large Cap Ultra Fund - Class A             $668    $919     $1,188   $1,957
 Large Cap Growth - Class A                 $664    $904     $1,163   $1,903
 Pro Forma - Large Cap Growth - Class A     $664    $904     $1,163   $1,903

  CLASS B                                              LARGE CAP               LARGE CAP
                                                       ULTRA FUND             GROWTH FUND       PRO FORMA - LARGE
                                                     (SELLING FUND)        (ACQUIRING FUND)      CAP GROWTH FUND
                                                      ------------          --------------       ----------------
SHAREHOLDER FEES (paid directly from your investment)
--------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on              None                   None                None
        Purchases (as a percentage of offering
        price)
--------------------------------------------------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load) (as a
        percentage of net asset value) 1                 5.00%                  5.00%               5.00%
--------------------------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on
        Reinvested Dividends and Other
        Distributions (as a percentage of offering
        price)                                           None                   None                None
--------------------------------------------------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount
        redeemed, if applicable)                         None                   None                None
--------------------------------------------------------------------------------------------------------------------
     Exchange Fee                                        None                   None                None
--------------------------------------------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES (expenses that
        are deducted from Fund assets)
     Investment Advisory Fees                            0.75%                  0.75%               0.75%
--------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees                           0.75%                  0.75%               0.75%
--------------------------------------------------------------------------------------------------------------------
   Other Expenses:
--------------------------------------------------------------------------------------------------------------------
        Shareholder Servicing Fees 2                     0.25%                  0.25%               0.25%
--------------------------------------------------------------------------------------------------------------------
        Other 3                                          0.18%                  0.13%               0.13%
--------------------------------------------------------------------------------------------------------------------
     Total Other Expenses                                0.43%                  0.38%               0.38%
--------------------------------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                1.93%                  1.88%               1.88%
--------------------------------------------------------------------------------------------------------------------

------------------
1 This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see the section entitled "Purchasing, Selling and Exchanging Fund Shares - Contingent Deferred Sales Charges" in the applicable prospectus.
2 Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such Class B Shares. For further information, see "Shareholder Services Plan" in the Trust's Statement of Additional Information.
3    Other Expenses have been restated to reflect current expenses.

EXAMPLE-CLASS B SHARES

The Example is intended to help you compare the cost of investing in Class B Shares of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

FUND                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------- -------- -------- --------
 Large Cap Ultra Fund - Class B 1           $696    $1,006    $1,242   $2,072
 Large Cap Ultra Fund - Class B 2           $196    $606      $1,042   $2,072
 Large Cap Growth Fund - Class B 1          $691    $991      $1,216   $2,018
 Large Cap Growth Fund - Class B 2          $191    $591      $1,016   $2,018
 Pro Forma - Large Cap Growth Fund -
    Class B 1                               $691    $991      $1,216   $2,018
 Pro Forma - Large Cap Growth Fund -
    Class B 2                               $191    $591      $1,016   $2,018

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.

  CLASS B                                             LARGE CAP             LARGE CAP
                                                      ULTRA FUND           GROWTH FUND      PRO FORMA - LARGE
                                                    (SELLING FUND)      (ACQUIRING FUND)     CAP GROWTH FUND
                                                     ------------        --------------      ----------------
SHAREHOLDER FEES (paid directly from your investment)
--------------------------------------------------------------------------------------------------------------------
       Maximum Sales Charge (Load) Imposed on
          Purchases (as a percentage of offering
          price)                                         None                None                 None
--------------------------------------------------------------------------------------------------------------------
       Maximum Deferred Sales Charge (Load) (as a
          percentage of net asset value) 1               1.00%               1.00%                1.00%
--------------------------------------------------------------------------------------------------------------------
       Maximum Sales Charge (Load) Imposed on
          Reinvested Dividends and Other
          Distributions (as a percentage of offering
          price)                                         None                None                 None
--------------------------------------------------------------------------------------------------------------------
       Redemption Fee (as a percentage of amount
          redeemed, if applicable)                       None                None                 None
--------------------------------------------------------------------------------------------------------------------
       Exchange Fee                                      None                None                 None
--------------------------------------------------------------------------------------------------------------------

       ANNUAL FUND OPERATING EXPENSES (expenses that
          are deducted from Fund assets)
       Investment Advisory Fees                          0.75%               0.75%                0.75%
--------------------------------------------------------------------------------------------------------------------
       Distribution (12b-1) Fees                         0.75%               0.75%                0.75%
--------------------------------------------------------------------------------------------------------------------
       Other Expenses:
--------------------------------------------------------------------------------------------------------------------
          Shareholder Servicing Fees 2                   0.25%               0.25%                0.25%
--------------------------------------------------------------------------------------------------------------------
          Other 3                                        0.18%               0.13%                0.13%
--------------------------------------------------------------------------------------------------------------------
       Total Other Expenses                              0.43%               0.38%                0.38%
--------------------------------------------------------------------------------------------------------------------
       Total Annual Fund Operating Expenses              1.93%               1.88%                1.88%
--------------------------------------------------------------------------------------------------------------------

------------------
1 A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.
2 Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such Class C Shares. For further information, see "Shareholder Services Plan" in the Trust's Statement of Additional Information.
3    Other Expenses have been restated to reflect current expenses.

EXAMPLE- CLASS C SHARES

The Example is intended to help you compare the cost of investing in Class C Shares of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

FUND                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------- -------- -------- --------
 Large Cap Ultra Fund - Class C 1            $296    $606     $1,042   $2,254
 Large Cap Ultra Fund - Class C 2            $196    $606     $1,042   $2,254
 Large Cap Growth Fund - Class C 1           $291    $591     $1,016   $2,201
 Large Cap Growth Fund - Class C 2           $191    $591     $1,016   $2,201
 Pro Forma - Large Cap Growth Fund -
     Class C 1                               $291    $591     $1,016   $2,201
 Pro Forma - Large Cap Growth Fund -
     Class C 2                               $191    $591     $1,016   $2,201

1 If you sell your shares at the end of the period.
2 If you do not sell your shares at the end of the period.


  CLASS I                                               LARGE CAP         LARGE CAP
                                                       ULTRA FUND        GROWTH FUND      PRO FORMA - LARGE
                                                     (SELLING FUND)    (ACQUIRING FUND)    CAP GROWTH FUND
                                                      ------------      --------------     ----------------
     ANNUAL FUND OPERATING EXPENSES (expenses that
        are deducted from Fund assets)
     Investment Advisory Fees                           0.75%               0.75%               0.75%
------------------------------------------------------------------------------------------------------------------
     Distribution (12b-1) Fees 1                        0.05%               0.05%               0.05%
------------------------------------------------------------------------------------------------------------------
     Other Expenses 2                                   0.18%               0.13%               0.13%
------------------------------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses               0.98%               0.93%               0.93%
------------------------------------------------------------------------------------------------------------------

------------------
1 Represents actual Distribution (12b-1) Fees incurred by each Fund's Class I Shares during the last fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class I Shares but expects such reimbursements to be no more than 0.05% during the current fiscal year.
2    Other Expenses have been restated to reflect current expenses.

EXAMPLE - CLASS I SHARES

The Example is intended to help you compare the cost of investing in Class I Shares of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

FUND                                        1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------- -------- -------- --------
 Large Cap Ultra Fund - Class I              $100     $312    $542      $1,201
 Large Cap Growth Fund -
    Class I                                  $95      $296    $515      $1,143
 Pro Forma - Large Cap Growth Fund -
    Class I                                  $95      $296    $515      $1,143

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

The procedures for purchasing, redeeming and exchanging shares of the Selling Fund and the Acquiring Fund are identical. See the applicable prospectuses for detailed information.

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the net asset value per share next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment as follows:

                                    SALES CHARGE AS % OF      AS A % OF NET ASSET VALUE      DEALERS' REALLOWANCE AS A
IF YOUR INVESTMENT IS:            OFFERING PRICE PER SHARE            PER SHARE            % OF OFFERING PRICE PER SHARE
Less than $25,000                           5.50                         5.82                        5.00
$25,000 but less than $50,000               5.25                         5.54                        4.75
$50,000 but less than $100,000              4.75                         4.99                        4.25

$100,000 but less than                      3.75                         3.90                        3.25
$250,000

$250,000 but less than                      3.00                         3.09                        2.50
$500,000

$500,000 but less than                      2.00                         2.04                        1.50
$1,000,000

$1,000,000 or more                          0.00                         0.00                        0.00

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within 18 months after the purchase date, a sales charge will be assessed against your account. If an investor purchases shares in amounts up to $1,000,000 with redemption proceeds of another mutual fund where a sales charge has previously been assessed (made within the previous 90 days), and subsequently redeems those shares within 18 months after the purchase date, a sales charge will be assessed against the investor's account. In the case of these purchases of $1,000,000 or more and purchases in amounts up to $1,000,000 as described in this paragraph, the sales charge will be 1.00% of the amount redeemed.

You may qualify for a reduced sales charge if you are purchasing shares of Armada. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares of Armada (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker dealers and retirement accounts. This combination also applies to Class A Shares you purchase with a Letter of Intent, described in the applicable prospectus section entitled "Reduced Sales Charges - Class A Shares". YOU MUST NOTIFY ARMADA OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. For more information on reduced sales charges, please see the applicable prospectus.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each of the Selling Fund and Acquiring Fund pays dividends from net investment income quarterly. Each Fund makes distributions of capital gains, if any, at least annually. The Funds make additional distributions, if necessary, to avoid the imposition of any Federal income or excise taxes on the Funds. See the applicable prospectuses for more detailed information. Before the Reorganization, the Selling Fund expects to distribute ordinary income and capital gains, if any, to its shareholders. These distributions will be taxable to shareholders.

                             PRINCIPAL RISK FACTORS

The investment goals of the Funds are identical and the investment strategies of the Funds are materially the same. Therefore, an investment in the Acquiring Fund will involve materially the same investment risks as an investment in the Selling Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its investment goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its investment goal. For a more complete discussion of the risks associated with the Funds, see the enclosed prospectus.

--------------------------------------------------------------------------------
ARMADA LARGE CAP ULTRA FUND                ARMADA LARGE CAP GROWTH FUND
(Selling Fund)                             (Acquiring Fund)
--------------------------------------------------------------------------------
PRINCIPAL RISKS:                           PRINCIPAL RISKS:

o  Loss Risk                               o  Loss Risk
o  Management Risk                         o  Management Risk
o  Market Risk                             o  Market Risk

--------------------------------------------------------------------------------

LOSS RISK. You could lose money on an investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any government agency.

MANAGEMENT RISK. A strategy that the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance that a Fund will achieve its investment objective.

MARKET RISK. Since each Fund purchases common stocks, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Funds' securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Each Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

                               INVESTMENT ADVISER

IMC, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of December 31, 2003, the Adviser had approximately $28.5 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995. The Adviser utilizes a team approach for the day-to-day management of the Funds. No one person is primarily responsible for making investment recommendations to the team. The Growth Equity Investment Management Team of the Adviser currently manages both Funds.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

INVESTMENT ADVISORY FEES

Each Fund pays the Adviser an annual investment management fee on a monthly basis. The fee paid by each Fund for the fiscal year ended May 31, 2003 was 0.75% of average net assets.

                                   DISTRIBUTOR

Professional Funds Distributor, LLC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Distributor of the Funds. Prior to May 1, 2003, SEI Investments Distribution Co., with its principal offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, served as the Distributor of the Funds.

                           CO-ADMINISTRATION SERVICES

Effective June 1, 2003, PFPC, with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, and NCB, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 04414, began serving as co-administrators to the Trust. Prior to June 1, 2003, SEI Investments Global Fund Services ("SIGFS"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and NCB served as co-administrators to the Trust. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser. Prior to August 1, 2000, SIGFS served as sole administrator to the Trust and NCB provided sub-administration services to the Trust.

                   INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

The terms and conditions under which the Reorganization will be implemented are set forth in the Reorganization Plan (the form of which is attached hereto as Exhibit A). Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan.

Pursuant to the Reorganization Plan, the Board of Trustees is proposing that the Selling Fund transfer all of its assets and assign all of its stated liabilities to the Acquiring Fund, in exchange for shares of the Acquiring Fund, having an aggregate net asset value equal to the value of all assets transferred less the stated liabilities of the Selling Fund assumed by the Acquiring Fund. The Selling Fund then will effect a pro rata distribution of such shares of the Acquiring Fund to the shareholders of record of the Selling Fund as of the Effective Time of the Reorganization. The Selling Fund would then be liquidated and dissolved. As a result, the shareholders of the Selling Fund will become shareholders of the Acquiring Fund. The total value of the Acquiring Fund shares will be the same as the total value of the shares of the Selling Fund prior to the Reorganization.

Shareholders of the Selling Fund will receive the same class of shares of the Acquiring Fund as the shares of the Selling Fund they held prior to the Reorganization. Shareholders of the Selling Fund who receive shares of the Acquiring Fund in the Reorganization will have the same rights with respect to the Acquiring Fund after the Reorganization as they had as shareholders of the Selling Fund.

The value of the Selling Fund's assets acquired and the amount of its liabilities assumed by the Acquiring Fund and the net asset value per share of the Acquiring Fund will be determined on the business day next preceding the Closing Date in accordance with valuation procedures described in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

Completion of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan. In addition, the Reorganization Plan and the Reorganization may be abandoned at any time for any reason prior to the Closing Date by the vote of a majority of the Board of Trustees, even if a majority of the Selling Fund's shareholders approve the Reorganization. At any time prior to or after approval of the Reorganization Plan by shareholders of the Selling Fund, any provision of the Reorganization Plan may be amended upon authorization of the Board of Trustees without approval of the Selling Fund's shareholders. At any time prior to the Closing Date, the Board of Trustees may waive any condition set forth in the Reorganization Plan if, in the Board's judgment, such waiver will not have a material adverse effect on the interests of either Fund's shareholders.

These provisions permit the Board of Trustees to amend and waive provisions that are substantive, as well as provisions that are ministerial or de minimis in nature. In approving any such amendment or granting any such waiver, the Board will be subject to its fiduciary duties of care and loyalty to shareholders.

REASONS FOR THE REORGANIZATION

At a meeting held on November 19, 2003, the Board of Trustees of the Trust approved the Reorganization Plan. The Board of Trustees is proposing the Reorganization in an attempt to reduce expenses associated with the operations of the Funds. The Board of Trustees determined that the Funds have identical investment objectives and materially the same strategies. Also, both Funds are managed in materially the same manner and hold nearly all of their assets in publicly traded larger cap equity securities. The Board considered that the expense ratio for the Large Cap Growth Fund was 5 basis points lower than the expense ratio for the Large Cap Ultra Fund in each share class, which would result in a reduction of expenses for shareholders of the Large Cap Ultra Fund upon the closing of the Reorganization. The Board of Trustees considered the potential effects of the Reorganization on expense ratios over time. It was expected that the larger combined fund should realize economies of scale that may, in the long run, result in lower expense ratios. The Board considered the performance of the Acquiring Fund and the Selling Fund, including that the total return of the Selling Fund exceeded that of the Acquiring Fund for the calendar year ended December 31, 2003. The Board considered this fact in the context of considering the Funds' performance as a whole. Specifically, the Acquiring Fund outperformed the Selling Fund in total return for the calendar years ended December 31, 2002, 2001, 2000 and 1997 and the Selling Fund outperformed the Acquiring Fund for the calendar years ended December 31, 2003, 1999 and 1998. The average annual total returns for the Acquiring Fund compared favorably to those for the Selling Fund for the 5 year and since inception periods. Therefore, given the long-term reduction of expenses expected to be realized by combining the Funds, the reduction of fees passed on to shareholders, the compatibility between the investment objectives and principal strategies of both Funds, and the relative performance of the Funds, the Board of Trustees determined that the Reorganization would enable the shareholders of the Selling Fund to continue their individual investment programs without substantial disruption. In addition, the shareholders of the Selling Fund will have the same shareholder rights since both Funds are series of the Trust governed by the same Declaration of Trust and Code of Regulations.

The Board of Trustees considered various factors in reviewing the proposed Reorganization. Such factors include, but are not limited to the following:

o improved operating efficiencies of the Selling Fund and Acquiring Fund after the Reorganization due to the combination of similar Funds;

o    no increase in operating expenses immediately following the Reorganization;

o the expected realization of economies of scale in the long run due to the spreading of fixed costs over a larger asset base that should over time reduce the operating expense ratios for the combined fund as a result of the Adviser managing one fund instead of two funds with materially the same investment objectives and strategies;

o similarities and differences between the investment objectives, policies and strategies of the Selling Fund and those of the Acquiring Fund;

o the expectation of no reduction of the services provided to the Selling Fund shareholders after the Reorganization;

o no shareholder will pay a sales charge in connection with the Reorganization;

o the proposed Reorganization will not result in the recognition of any gain or loss for federal income tax purposes by the Selling Fund, the Acquiring Fund or their respective shareholders;

o the proposed Reorganization is in the best interests of both Funds and their shareholders and will not dilute the interests of either Fund's shareholders; and

o the Selling Fund shareholders will have the opportunity to vote on the Reorganization.

For these and other reasons, the Board of Trustees believes that the Reorganization is in the best interest of the Selling Fund and its shareholders. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

FEDERAL INCOME TAXES

It is the opinion of Drinker Biddle & Reath LLP (based upon certain facts, qualifications, assumptions and representations) that for Federal income tax purposes:

                  (1) the Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

                  (2) the Selling Fund will recognize no gain or loss (a) upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares or (b) upon the distribution of those shares to the shareholders of the Selling Fund;

                  (3) the Acquiring Fund will recognize no gain or loss upon the receipt of the assets of the Selling Fund in exchange for shares of the Acquiring Fund and the assumption of the liabilities of the Selling Fund;

                  (4) the tax basis in the hands of the Acquiring Fund of each asset of the Selling Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of that asset in the hands of the Selling Fund immediately before the transfer;

                  (5) the holding period of each asset of the Selling Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Selling Fund;

                  (6) the shareholders of the Selling Fund will recognize no gain or loss upon the exchange of shares of the Selling Fund for shares of the Acquiring Fund;

                  (7) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Selling Fund will equal the aggregate tax basis of Selling Fund shares surrendered in exchange therefor;

                  (8) the holding periods of the Acquiring Fund shares received by each Selling Fund shareholder will include the holding periods of the Selling Fund shares surrendered in exchange therefor, provided that the Selling Fund shares are held by that shareholder as capital assets on the date of the exchange; and

                  (9) the Acquiring Fund will succeed to and take into account the tax attributes of the Selling Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Shares held for the purpose of investment are generally considered to be capital assets. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

Immediately before the Reorganization, the Selling Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for taxable years ending on or before the date of the Reorganization (computed without regard to any deduction for dividends paid) and all of the Selling Fund's net capital gain, if any, recognized in taxable years ending on or before the date of the Reorganization. Any such dividends will generally be included in the taxable income of the Selling Fund's shareholders.

As a result of the Reorganization, the Acquiring Fund will succeed to the tax attributes of the Selling Fund, except that the amount of capital loss carryforwards of the Selling Fund that the Acquiring Fund may use to offset capital gains recognized after the Reorganization will be subject to an annual limitation under Internal Revenue Code sections 382 and 383. In general, the limitation for each taxable year will equal the sum of (1) the product of the net asset value of the Selling Fund as of the Closing Date multiplied by that month's "long-term tax-exempt rate" (which is a market-based rate published by the Internal Revenue Service each month) plus (2) the amount of any unrealized built-in gains of the Selling Fund as of the Closing Date that the Acquiring Fund recognizes within the first five taxable years ending after the Closing Date. (The annual limitation will be proportionately reduced for the post-Closing Date portion of the Acquiring Fund's current taxable year and for any subsequent short taxable year.)

As of November 30, 2003, the Selling Fund had capital loss carryforwards of $45,486,701 and unrealized built-in gains of $19,634,385. The capital loss carryforwards are scheduled to expire from May 31, 2009 - May 31, 2011. As of November 30, 2003, the Selling Fund had a net asset value of $80,605,158. The long-term tax-exempt rate for January 2004 is 4.58%. Assuming that these figures were to remain the same on the Closing Date, the annual limitation would mean that the maximum amount of capital loss carryforwards of the Selling Fund that the Acquiring Fund would be able to utilize in taxable years following the Closing Date would be approximately $3,691,716 per year plus whatever portion of the $19,634,385 of unrealized built-in gains of the Selling Fund that the Acquiring Fund recognizes within its first five taxable years ending after the Closing Date. Accordingly, in view of the expiration dates of the Selling Fund's capital loss carryforwards, the annual limitation may have the effect of precluding the Acquiring Fund from using some of those carryforwards altogether.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

                              FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each share class of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except for the financial highlights for the semi-annual periods ended November 30, 2003 and as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP ("E&Y"). E&Y serves as the Funds' independent auditor and their report, along with each Fund's financial statements, is included in the Funds' annual report dated May 31, 2003 and are incorporated by reference into the Statement of Additional Information that relates to this Combined Proxy Statement/Prospectus.

In June 2000, the Parkstone Large Capitalization Fund was reorganized into the Armada Large Cap Ultra Fund. In connection with this reorganization, the Armada Large Cap Ultra Fund adopted the financial highlights, financial statements and performance history of the Parkstone Large Capitalization Fund. The financial highlights for the Armada Large Cap Ultra Fund for the fiscal year ended May 31, 1999 were audited by the former independent auditors to the Parkstone Group of Funds.

No financial highlights are presented for Class R Shares since Class R Shares of the Armada Large Cap Ultra Fund have not yet commenced operations.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling (800) 622-FUND (3863). Exhibits B and C to this Combined Proxy Statement/ Prospectus contain additional information about the Funds' performance and the factors that affected their performance during the last fiscal year.

SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,


              NET ASSET                       REALIZED AND       DIVIDENDS    DISTRIBUTIONS
                VALUE,            NET          UNREALIZED        FROM NET       FROM NET        NET ASSET
              BEGINNING       INVESTMENT      GAINS (LOSS)      INVESTMENT      REALIZED       VALUE, END          TOTAL
              OF PERIOD      INCOME/(LOSS)   ON INVESTMENTS      INCOME       CAPITAL GAINS      OF YEAR          RETURN+
Large Cap Ultra Fund
Class I
2003 1          $8.19           $(0.01)2          $0.89          $(0.00)          $(0.00)         $9.07            10.75%
2003             9.41            (0.01)2          (1.21)          (0.00)           (0.00)          8.19           (12.97)
2002            12.69            (0.03)2          (3.25)          (0.00)           (0.00)          9.41           (25.85)
2001            20.09            (0.06)2          (4.75)          (0.00)           (2.59)         12.69           (26.18)
2000            19.81            (0.02)            5.08           (0.00)           (4.78)         20.09            27.25
1999            16.27            (0.06)            3.90           (0.00)           (0.30)         19.81            23.67

Class A
2003 1          $7.99           $(0.02)2          $0.87          $(0.00)          $(0.00)         $8.84            10.64%
2003             9.21            (0.02)2          (1.20)          (0.00)           (0.00)          7.99           (13.25)
2002            12.45            (0.06)2          (3.18)          (0.00)           (0.00)          9.21           (26.02)
2001            19.81            (0.10)2          (4.67)          (0.00)           (2.59)         12.45           (26.36)
2000            19.67            (0.06)            4.98           (0.00)           (4.78)         19.81            26.66
1999            16.19            (0.11)            3.89           (0.00)           (0.30)         19.67            23.42

Class B
2003 1          $7.49           $(0.04)2          $0.80          $(0.00)          $(0.00)         $8.25            10.29%
2003             8.68            (0.07)2          (1.12)          (0.00)           (0.00)          7.49           (13.82)
2002            11.82            (0.13)2          (3.01)          (0.00)           (0.00)          8.68           (26.57)
2001            19.08            (0.21)2          (4.46)          (0.00)           (2.59)         11.82           (26.88)
2000            19.21            (0.13)            4.78           (0.00)           (4.78)         19.08            25.81
1999            15.95            (0.23)            3.79           (0.00)           (0.30)         19.21            22.38

Class C
2003 1          $7.53           $(0.04)2          $0.81          $(0.00)          $(0.00)         $8.30            10.23%
2003             8.74            (0.07)2          (1.14)          (0.00)           (0.00)          7.53           (13.85)
2002            11.89            (0.12)2          (3.03)          (0.00)           (0.00)          8.74           (26.49)
2001 3          20.22            (0.17)2          (5.57)          (0.00)           (2.59)         11.89           (30.66)

                                                                   RATIO        RATIO OF NET
                                                 RATIO OF NET    OF EXPENSES  INVESTMENT INCOME/
                                    RATIO OF      INVESTMENT      TO AVERAGE  (LOSS) TO AVERAGE
                 NET ASSETS         EXPENSES     INCOME/(LOSS)    NET ASSETS      NET ASSETS      PORTFOLIO
                   END OF          TO AVERAGE     TO AVERAGE     (BEFORE FEE     (BEFORE FEE      TURNOVER
                PERIOD (000)       NET ASSETS     NET ASSETS       WAIVERS)        WAIVERS)         RATE
Large Cap Ultra Fund
Class I
2003 1            $69,987             1.02%         (0.18)%          1.02%         (0.18)%           34%
2003               67,132             1.03          (0.07)           1.03          (0.07)            57
2002              123,218             1.00          (0.28)           1.00          (0.28)            50
2001              182,343             0.98          (0.37)           1.03          (0.42)           102
2000              278,697             1.05          (0.36)           1.05          (0.36)            82
1999              409,107             1.10          (0.33)           1.10          (0.33)            51

Class A
2003 1             $6,828             1.27%         (0.43)%          1.27%         (0.43)%           34%
2003                6,624             1.28          (0.32)           1.28          (0.32)            57
2002                7,601             1.25          (0.53)           1.25          (0.53)            50
2001               13,114             1.22          (0.61)           1.27          (0.66)           102
2000               21,550             1.30          (0.61)           1.30          (0.61)            82
1999               24,513             1.35          (0.59)           1.35          (0.59)            51

Class B
2003 1             $3,478             1.97%         (1.13)%          1.97%         (1.13)%           34%
2003                3,475             1.99          (1.03)           1.99          (1.03)            57
2002                5,452             1.96          (1.24)           1.96          (1.24)            50
2001               10,123             1.93          (1.32)           1.93          (1.32)           102
2000               15,770             2.05          (1.36)           2.05          (1.36)            82
1999               14,128             2.10          (1.33)           2.09          (1.34)            51

Class C
2003 1               $292             1.97%         (1.13)%          1.97%         (1.13)%           34%
2003                  290             1.99          (1.03)           1.99          (1.03)            57
2002                  320             1.96          (1.24)           1.96          (1.24)            50
2001 3                123             1.93          (1.32)           1.93          (1.32)           102

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated.  Total return excludes sales charge.
1 Unaudited financial highlights for the semi-annual period ended November 30,
  2003.
2 Per share data calculated using average shares outstanding method.
3 Large Cap Ultra Fund Class C commenced operations on June 15, 2000. All ratios for the respective periods have been annualized.

SELECTED PER SHARE DATA AND RATIOS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2003 (UNAUDITED) AND FOR THE YEARS ENDED MAY 31,


              NET ASSET                       REALIZED AND       DIVIDENDS    DISTRIBUTIONS
                VALUE,            NET          UNREALIZED        FROM NET       FROM NET        NET ASSET
              BEGINNING       INVESTMENT      GAINS (LOSS)      INVESTMENT      REALIZED       VALUE, END          TOTAL
              OF PERIOD      INCOME/(LOSS)   ON INVESTMENTS      INCOME       CAPITAL GAINS      OF YEAR          RETURN+
Large Cap Growth Fund
Class I
2003 1         $17.13           $0.02 2           $1.60          $(0.02)          $(0.00)         $18.73            9.44%
2003            19.54            0.06 2           (2.41)          (0.06)           (0.00)          17.13          (12.03)
2002            24.36            0.01 2           (4.62)          (0.00)           (0.21)          19.54          (19.03)
2001            28.89           (0.01)2           (3.40)          (0.00)           (1.12)          24.36          (12.26)
2000            24.61            0.00 2            4.55           (0.01)           (0.26)          28.89           18.49
1999            21.35           (0.03)2            4.28           (0.00)           (0.99)          24.61           20.16

Class A
2003 1         $16.95          $(0.01)2           $1.58          $(0.00)          $(0.00)         $18.52            9.26%
2003            19.34            0.02 2           (2.39)          (0.02)           (0.00)          16.95          (12.26)
2002            24.17           (0.04)2           (4.58)          (0.00)           (0.21)          19.34          (19.23)
2001            28.76           (0.07)2           (3.40)          (0.00)           (1.12)          24.17          (12.53)
2000            24.55           (0.06)2            4.53           (0.00)           (0.26)          28.76           18.22
1999            21.35           (0.09)2            4.28           (0.00)           (0.99)          24.55           19.88

Class B
2003 1         $16.38          $(0.07)2           $1.53          $(0.00)          $(0.00)         $17.84            8.91%
2003            18.81           (0.09)2           (2.34)          (0.00)           (0.00)          16.38          (12.92)
2002            23.67           (0.19)2           (4.46)          (0.00)           (0.21)          18.81          (19.77)
2001            28.37           (0.26)2           (3.32)          (0.00)           (1.12)          23.67          (13.10)
2000            24.33           (0.26)2            4.56           (0.00)           (0.26)          28.37           17.68
1999            21.28           (0.27)2            4.31           (0.00)           (0.99)          24.33           19.22

Class C
2003 1         $16.40          $(0.07)2           $1.53          $(0.00)          $(0.00)         $17.86            8.97%
2003            18.82           (0.09)2           (2.33)          (0.00)           (0.00)          16.40          (12.91)
2002            23.69           (0.19)2           (4.47)          (0.00)           (0.21)          18.82          (19.79)
2001            28.38           (0.26)2           (3.31)          (0.00)           (1.12)          23.69          (13.06)
2000 3          28.04           (0.08)2            0.42           (0.00)           (0.00)          28.38            1.21

Class R
2003 1         $17.38           $(0.03)2          $1.16          $(0.00)          $(0.00)         $18.51            6.50%

                                                                    RATIO        RATIO OF NET
                                                  RATIO OF NET    OF EXPENSES  INVESTMENT INCOME/
                                     RATIO OF      INVESTMENT      TO AVERAGE  (LOSS) TO AVERAGE
                  NET ASSETS         EXPENSES     INCOME/(LOSS)    NET ASSETS      NET ASSETS      PORTFOLIO
                    END OF          TO AVERAGE     TO AVERAGE     (BEFORE FEE     (BEFORE FEE      TURNOVER
                 PERIOD (000)       NET ASSETS     NET ASSETS       WAIVERS)        WAIVERS)         RATE
Large Cap Growth Fund
Class I
2003 1             $570,280            0.94%         0.18%            0.94%          0.18%           51%
2003                542,371            0.92          0.35             0.92           0.35            65
2002                699,863            0.92          0.05             0.92           0.05            52
2001                965,165            0.93         (0.03)            0.98          (0.08)           18
2000              1,251,015            0.90          0.01             0.96          (0.05)           25
1999              1,262,154            0.92         (0.11)            0.92          (0.11)           57

Class A
2003 1             $144,615            1.19%        (0.07)%           1.19%         (0.07)%          51%
2003                136,358            1.17          0.10             1.17           0.10            65
2002                103,258            1.17         (0.20)            1.17          (0.20)           52
2001                139,717            1.18         (0.28)            1.23          (0.33)           18
2000                180,000            1.15         (0.24)            1.21          (0.30)           25
1999                156,356            1.17         (0.36)            1.17          (0.36)           57

Class B
2003 1               $5,950            1.89%        (0.77)%           1.89%         (0.77)%          51%
2003                  3,363            1.88         (0.61)            1.88          (0.61)           65
2002                  2,972            1.88         (0.91)            1.88          (0.91)           52
2001                  3,770            1.88         (0.98)            1.88          (0.98)           18
2000                  3,713            1.86         (0.95)            1.86          (0.95)           25
1999                  1,400            1.88         (1.07)            1.88          (1.07)           57

Class C
2003 1                 $608            1.89%        (0.77)%           1.89%         (0.77)%          51%
2003                    576            1.88         (0.61)            1.88          (0.61)           65
2002                    654            1.88         (0.91)            1.88          (0.91)           52
2001                    436            1.88         (0.98)            1.88          (0.98)           18
2000 3                  263            1.86         (0.95)            1.86          (0.95)           25

Class R
2003 1                 $466            1.49%        (0.37)%           1.49%         (0.37)%          51%

+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
1 Unaudited financial highlights for the semi-annual period ended November 30,
  2003.
2 Per share data calculated using average shares outstanding method.
3 Large Cap Growth Fund Class C commenced operations on January 27, 2000. All ratios for the respective periods have been annualized.

                                 CAPITALIZATION

The following table sets forth as of November 30, 2003: (i) the unaudited capitalization of the Acquiring Fund; (ii) the unaudited capitalization of the Selling Fund; and (iii) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                   NET ASSET VALUE  SHARES
  FUND                               NET ASSETS    PER SHARE        OUTSTANDING
------------------------------------ ------------- ---------------- ------------
  LARGE CAP GROWTH FUND
  Class A                            $144,614,809      $18.52         7,809,575
  Class B                            $  5,949,441      $17.84           333,469
  Class C                            $    607,667      $17.86            34,021
  Class H*                           $     82,356      $17.86             4,612
  Class I                            $570,280,271      $18.73        30,447,098
  Class R                            $    466,016      $18.51            25,177
                                     ------------                    ----------
         TOTAL                       $722,000,560                    38,653,952
                                     ============                    ==========

  LARGE CAP ULTRA FUND
  Class A                            $  6,827,363       $8.84           772,613
  Class B                            $  3,478,035       $8.25           421,786
  Class C                            $    292,168       $8.30            35,211
  Class H*                           $     20,297       $8.30             2,445
  Class I                            $ 69,987,295       $9.07         7,717,735
                                     ------------                    ----------
         TOTAL                       $ 80,605,158                     8,949,790
                                     ============                    ==========

  PRO FORMA - LARGE CAP GROWTH FUND
  Class A                            $151,442,172      $18.52         8,178,270
  Class B                            $  9,427,476      $17.84           528,412
  Class C                            $    899,835      $17.86            50,378
  Class H*                           $    102,653      $17.86             5,749
  Class I                            $640,267,566      $18.73        34,183,670
  Class R                            $    466,016      $18.51            25,177
                                     ------------                    ----------
         TOTAL                       $802,605,718                    42,971,656
                                     ============                    ==========


* Effective March 1, 2004, Class C Shares were issued in exchange for Class H Shares of the Funds and Class H Shares are no longer outstanding or offered. Certain information regarding the Class H Shares as of November 30, 2003, and as of the Record Date, is set forth in this proxy/prospectus consistent with information as of such dates.
                               SHAREHOLDER RIGHTS

GENERAL. The Trust is an open-end management investment company established as a Massachusetts business trust pursuant to its Declaration of Trust. The Trust is also governed by its Code of Regulations and applicable laws of the Commonwealth of Massachusetts.

SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust offers for sale shares of 31 separate investment series. The shares of the Funds have no preference as to conversion features, dissenter's rights, exchange privileges or preemptive rights.

VOTING RIGHTS. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series, except that: (i) when so required by the 1940 Act, the shares are voted in the aggregate and not by individual series or class; and (ii) when the Trustees of the Trust have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders may be called at any time by the Board of Trustees or on the written request of shareholders owning at least 20% of the outstanding shares entitled to vote.

ELECTION AND TERM OF TRUSTEES. The Trust's affairs are supervised by the Board of Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Subject to 1940 Act requirements, the Board of Trustees may be elected by shareholders or appointed in accordance with the Trust's Declaration of Trust. Under the Trust's Declaration of Trust, each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment or until his or her successor has been elected and qualified. A Trustee may be removed, with or without cause, at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal.

SHAREHOLDER LIABILITY. Pursuant to Massachusetts law and the Trust's Declaration of Trust, shareholders of the Funds generally are not personally liable for the acts, omissions or obligations of the Board of Trustees or the Trust.

TRUSTEE LIABILITY. Pursuant to Massachusetts law and the Trust's Declaration of Trust, Trustees are not personally liable to any person other than the Trust and the shareholders for any act, omission or obligation of the Trust or another Trustee. Pursuant to the Trust's Declaration of Trust, Trustees are not personally liable for any act or omission to act while acting as a Trustee or for any act or omission of any other person or party, except that Trustees are not protected against liability to the Trust or to shareholders resulting from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved as a Trustee. The Trust generally indemnifies Trustees against all liabilities and expenses incurred by reason of being a Trustee, except for liabilities and expenses arising from a Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as a Trustee.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF THE FUNDS UNDER THE TRUST'S GOVERNING CHARTER DOCUMENTS, CODE OF REGULATIONS AND STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                                 VOTING MATTERS

GENERAL INFORMATION

This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust.

VOTING RIGHTS AND REQUIRED VOTE

The proposed Reorganization of the Funds will be voted upon by the shareholders of the Selling Fund only. Shareholders of the Selling Fund are entitled to one vote for each full share held and fractional votes for fractional shares. A majority of the shares of the Selling Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization with respect to the Selling Fund requires the vote of a majority (more than 50%) of the outstanding voting securities of the Selling Fund. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the shareholders present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by the Adviser, on behalf of the Funds.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record of the Selling Fund at the close of business on February 9, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, the following shares of each class of the Selling Fund were outstanding and entitled to vote. As of the Record Date, Class R Shares for the Selling Fund have not commenced operations.

                 CLASS                    TOTAL SHARES OUTSTANDING
                 -----                    ------------------------
                 Class A                      $  729,429.90
                 Class B                         399,050.69
                 Class C                          37,664.18
                 Class H                           1,481.26
                 Class I                       6,457,345.14
                                              -------------
                 TOTAL                        $7,624,971.16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SELLING FUND. As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Selling Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Selling Fund:

                                                NUMBER OF SHARES   PERCENTAGE OF
NAME AND ADDRESS                       CLASS         OWNED          CLASS OWNED
Burke Brothers, Inc. 401K
James P. Burke
1793 Mt. Zion Road
Weedville, PA 15868-5219                 C          10,795.01         28.66%

Elk County Tool & Die Inc.
David J. Gleixner
121 Timberline Rd.
St. Marys, PA 15857-3345                 C          2,428.27           6.45%

First Clearing Corporation
Theodore Bolton (Decedent IRA)
Gary Bolton (Beneficiary)
2032 Fitzwater
Philadelphia, PA 19146-1333              C          2,092.05           5.55%

Elk County Tool & Die Inc.
Joseph P. Beichner
101 S. Broad Street.
Emporium, PA 15834-1310                  C          2,053.13           5.45%

First Clearing Corporation
Linda L. Mellott (IRA)
FCC as Custodian
351 Woodview Dr.
Jeffersonville, OH 43128-1113            H           974.30           65.78%

First Clearing Corporation
Charles F. Drew (IRA)
FCC as Custodian
6175 20 W. St.
Rockford, IL 61109-4403                  H           341.53           23.06%

State Street Bank & Trust Co.
Custodian
Roth Contribution IRA
Karen Sue Finley
711 Harrison SE
Anderson, IN 46012-3754                  H           157.73           10.65%

Sheldon & Co
c/o National City Bank
Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I        2,383,521.08        36.91%

Sheldon & Co (REINV)
Attn Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I        1,787,465.48        27.68%

Sheldon & Co TTEE
c/o National City Bank
Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I        1,015,928.32        15.73%

SEI Trust Company
Attn Mutual Fund Administration
One Freedom Valley Drive
Oaks, PA 19456                           I         852,626.33         13.20%

National City Bank
Attn Trust Mutual Funds
PO Box 94984
Cleveland, OH 44101-4984                 I         370,065.13          5.73%

ACQUIRING FUND. As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquiring Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquiring Fund:

                                                NUMBER OF SHARES   PERCENTAGE OF
NAME AND ADDRESS                       CLASS         OWNED          CLASS OWNED
State Street Bank & Trust Ttee
FBO First Energy Corp Savings Plan
105 Rosemont Ave WES/IN
Westwood, MA 02090-2318                  A         6,401,582.07       83.21%

The Kayo Lumber Co. PSP
James E. Eloff
8640 Tamarack
Temperance, MI 48182-9257                C           3,188.55          8.10%

First Clearing Corporation
Carolyn A. Pagel IRA
FCC as Custodian
1421 Cordova Ave.
Lakewood, OH 44107                       C           3,031.88          7.70%

First Clearing Corporation
Robert Henry Baker Jr. IRA
FCC as Custodian
530 Elwha Bluffs Rd.
Port Angeles, WA 98363-9586              C           2,796.98          7.11%

First Clearing Corporation
Northern RCR & RCR Services
Defined Benefit Plan U/A
Attn: Jan Christ
1451 E. 33rd Street
Cleveland, OH 44114                      H           1,982.67         42.96%

First Clearing Corporation
Steven R Sepe Sr (IRA)
FCC as Custodian
124 Rick Court
Orwego, IL 60543-9113                    H           1,340.61         29.05%

State Street Bank & Trust Co.
Custodian for the IRA of
Maureen Huzinec
4118 Maxwell Ave.
Erie, PA 16504-2534                      H            355.69           7.71%

State Street Bank & Trust Co.
Custodian for the IRA of
Randall A Reinbold
255 N. Mount St
Indianapolis, IN 46222-4155              H            288.18           6.24%

First Clearing LLC
Mary M Ruff
William A Bailey
9011 O'Neill Dr.
Burr Ridge, IL 60527-6259                H            279.38           6.05%

Whitelaw & Co
FBO NC S & I Plan I
Trust Mutual Funds
PO Box 94984
Cleveland, OH 44101-4984                 I         9,779,217.92       33.07%

Sheldon & Co. (CASH/REINV)
c/o National City Bank
Attn: Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I         9,326,258.95       31.53%

Sheldon & Co.
PO Box 94984
Attn: Trust Mutual Funds
Cleveland, OH 44101-4984                 I         4,547,664.69       15.38%

Sheldon & Co.
c/o National City Bank
Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I         3,835,422.11       12.97%

RMT Inc.
401K Profit Sharing Plan & Trust
Attn: Paul R. Russel
Box 431
2420 Shoaff Rd.
Huntertown, IN 46748-9484                R           9,215.19         57.77%

Com-Corp Industries Inc.
Employee Savings Plan & Trust
William J. Beckwith Ttee
Kim Watroba Ttee
7601 Bittern Ave.
Cleveland, OH 44103-1060                 R           5,784.49         36.26%

COMBINED FUND. The shareholders listed above who owned of record or beneficially 5% or more of the outstanding shares of the noted class of shares of the Selling Fund and the Acquiring Fund as of the Record Date would own the following percentages of the combined Acquiring Fund upon consummation of the
Reorganization:

                                                PERCENTAGE OF
NAME AND ADDRESS                       CLASS     CLASS OWNED
State Street Bank & Trust Ttee
FBO First Energy Corp Savings Plan
105 Rosemont Ave WES/IN
Westwood, PA 02090-2318                  A           78.28%

The Kayo Lumber Co. PSP
James E. Eloff
8640 Tamarack
Temperance, MI 48182-9257                C           6.33%

First Clearing Corporation
Carolyn A. Pagel IRA
FCC as Custodian
1421 Cordova Ave.
Lakewood, OH 44107                       C           6.02%

First Clearing Corporation
Robert Henry Baker Jr. IRA
FCC as Custodian
530 Elwha Bluffs Rd.
Port Angeles, WA 98363-9586              C            5.55%

Burke Brothers, Inc. 401K
James P. Burke
1793 Mt. Zion Road
Weedville, PA 15868-5219                 C           21.43%

Elk County Tool & Die Inc.
David J. Gleixner
121 Timberline Rd.
St. Marys, PA 15857-3345                 C            4.82%

First Clearing Corporation
Theodore Bolton (Decedent IRA)
Gary Bolton (Beneficiary)
2032 Fitzwater
Philadelphia, PA 19146-1333              C           4.15%

Elk County Tool & Die Inc.
Joseph P. Beichner
101 S. Broad Street.
Emporium, PA 15834-1310                  C           4.08%

First Clearing Corporation
Linda L. Mellott (IRA)
FCC as Custodian
351 Woodview Dr.
Jeffersonville, OH 43128-1113            H           16.95%

First Clearing Corporation
Charles F. Drew (IRA)
FCC as Custodian
6175 20 W. St.
Rockford, IL 61109-4403                  H           5.94%

State Street Bank & Trust Co.
Custodian
Roth Contribution IRA
Karen Sue Finley
711 Harrison SE
Anderson, IN 46012-3754                  H           2.74%

First Clearing Corporation
Northern RCR & RCR Services
Defined Benefit Plan U/A
Attn: Jan Christ
1451 E. 33rd Street
Cleveland, OH 44114                      H           34.49%

First Clearing Corporation
Steven R Sepe Sr (IRA)
FCC as Custodian
124 Rick Court
Orwego, IL 60543-9113                    H           23.32%

State Street Bank & Trust Co.
Custodian for the IRA of
Maureen Huzinec
4118 Maxwell Ave.
Erie, PA 16504-2534                      H            6.19%

State Street Bank & Trust Co.
Custodian for the IRA of
Randall A Reinbold
255 N. Mount St
Indianapolis, IN 46222-4155              H            5.01%

First Clearing LLC
Mary M Ruff
William A Bailey
9011 O'Neill Dr.
Burr Ridge, IL 60527-6259                H            4.86%

Sheldon & Co
c/o National City Bank
Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I            6.97%

Sheldon & Co (REINV)
Attn Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I            5.23%

Sheldon & Co TTEE
c/o National City Bank
Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I            2.97%

SEI Trust Company
Attn Mutual Fund Administration
One Freedom Valley Drive
Oaks, PA 19456                           I            2.49%

National City Bank
Attn Trust Mutual Funds
PO Box 94984
Cleveland, OH 44101-4984                 I            1.08%

Whitelaw & Co.
FBO NCS & I Plan
Trust Mutual Funds
PO Box 94984
Cleveland, OH 44101-4984                 I           28.61%

Sheldon & Co. (CASH/REINV)
c/o National City Bank
Attn: Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I           27.28%

Sheldon & Co.
PO Box 94984
Attn: Trust Mutual Funds
Cleveland, OH 44101-4984                 I           13.30%

Sheldon & Co.
c/o National City Bank
Trust Mutual Funds
PO Box 94777
Cleveland, OH 44101-4777                 I           11.22%

RMT Inc.
401K Profit Sharing Plan & Trust
Attn: Paul R. Russel
Box 431
2420 Shoaff Rd.
Huntertown, IN 46748-9484                R           57.77%

Com-Corp Industries Inc.
Employee Savings Plan & Trust
William J. Beckwith Ttee
Kim Watroba Ttee
7601 Bittern Ave.
Cleveland, OH 44103-1060                 R           36.26%


As of December 31, 2003, Class R Shares of the Selling Fund have not commenced operations. Therefore, Class R Shares listed above represent Class R Shares of the Acquiring Fund.

CONTROL PERSONS. A person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control the Fund for purposes of the 1940 Act. National City Bank, 1900 East Ninth Street, Cleveland OH 44114, an affiliate of the Advisor, may be deemed to control each fund through ownership of approximately 59.49% and
72.25 % of shares of the Selling Fund and Acquiring Fund, respectively.

                             ADDITIONAL INFORMATION

Information concerning the operation and management of the Funds is included in the current prospectuses relating to the Funds, which are incorporated herein by reference, including the prospectus for the class of shares you own, which accompanies this Combined Proxy Statement/Prospectus. Additional information about the Funds is included in the Statement of Additional Information for the Funds dated October 1, 2003, as supplemented December 1, 2003, December 19,
2003 and March 9, 2004, which is available upon request and without charge by calling (800) 622-FUND.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Room 1200, Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 233 Broadway, New York, New York, 10279, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Some of these items are also available on the Internet at WWW.SEC.GOV.

IMC has advised Armada that IMC and its affiliates will vote the shares of the Selling Fund for which it is record owner as follows:

         (i) for each account as to which there is an individual designated both to vote proxies and to receive annual and semi-annual reports and other disclosure documents, such individual shall be entitled to vote the shares beneficially owned by such account; and

         (ii) for each account as to which IMC or any of its affiliates is responsible to vote proxies, IMC or its affiliates shall determine how to vote such shares.

DELIVERY OF COMBINED PROXY STATEMENT/PROSPECTUS. The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker or direct a written request to the Trust, 760 Moore Road, King of Prussia, Pennsylvania 19406, or call toll-free (800) 622-FUND. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or the Trust directly.

SHAREHOLDER PROPOSALS. As a general matter, the Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Trust should send such proposal to the Trust at 760 Moore Road, King of Prussia, Pennsylvania 19406. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Trust a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

REORGANIZATION EXPENSES. IMC will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Combined Proxy Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs. It is expected that the solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum at the Meeting, officers and service providers may solicit proxies by telephone, Internet or in person. The total amount estimated to be spent in connection with the Reorganization is approximately $20,000. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

All Shareholder inquiries may be addressed by calling (800) 622-FUND. Copies of the most recent Annual and Semi-Annual Reports of the Funds may be obtained by calling the Trust at (800) 622-FUND or writing to the Trust at 760 Moore Road, King of Prussia, Pennsylvania 19406.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARDS.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.


                                         By Order of the Board of Trustees,

                                         /s/ Herbert R. Martens, Jr.
                                         Herbert R. Martens, Jr.
                                         President
                                         ARMADA FUNDS

                                                                       EXHIBIT A


                         FORM OF PLAN OF REORGANIZATION

                                  ARMADA FUNDS
                             PLAN OF REORGANIZATION

         THIS PLAN OF REORGANIZATION dated as of November 19, 2003, has been adopted by the Board of Trustees of Armada Funds (the "Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust dated January 28, 1986, as amended, on behalf of the Armada Large Cap Ultra Fund (the "Acquired Fund"), a separate series of the Trust, to provide for the reorganization of the Acquired Fund into the Trust's Armada Large Cap Growth Fund (the "Acquiring Fund").

         This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

         If the reorganization described in this Plan (the "Reorganization") is approved by the shareholders of Shares of the Acquired Fund, the Reorganization will consist of the transfer of all of the assets of such Acquired Fund in exchange for a pro rata share of each corresponding Class of shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such Acquisition Shares to the respective shareholders of the corresponding Class of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Plan.

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

      1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

              (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

              (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

              (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph
                  2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. At the date of this Plan, the Acquired Fund and the Acquiring Fund expect that no assets held by the Acquired Fund prior to the Reorganization would fail to meet the investment policies or limitations of the Acquiring Fund.

      1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to holders of Shares of the Acquired Fund shall consist of the identical corresponding Class of shares of the Acquiring Fund.

      1.4 With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefore, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.    VALUATION.

      2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Agreement and Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") and shall be certified by the Acquired Fund.

      2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Agreement and Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3.    CLOSING AND CLOSING DATE.

      3.1 The Closing Date shall be on April 23, 2004 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809, or at such other time and/or place as the parties may agree.

      3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to National City Bank, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all of the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "National City Bank, custodian for the Armada Large Cap Growth Fund."

      3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Plan may be terminated by the Trust.

      3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

      3.5 At the Closing the Acquired Fund or Acquiring Fund shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      4.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust's officers acting on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Plan at or prior to the Closing Date.

      4.2 The Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

              (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-laws of the Trust;

              (b) This Plan has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

              (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

              (d) The Acquisition Shares to be issued for transfer to the
                  Acquired Fund Shareholders as provided by this Plan are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

              (e) The performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not violate the Trust's Agreement and Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

              (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Plan except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

              (g) Except as previously disclosed, such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

              (h) The Trust is registered with the Securities and Exchange
                  Commission as an investment company under the 1940 Act; and

              (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

5.    COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

      The Trust, on behalf of the Acquiring Fund, and on behalf of the Acquired Fund, hereby covenants:

      5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Plan and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the Securities Act of 1933 ("1933 Act") of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Act of 1934, and the 1940 Act.

      5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

      5.6 Subject to the provisions of this Plan, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1 The Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

              (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Trust;

              (b) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

              (c) The performance by the Trust and the Acquired Fund of their respective obligations hereunder will not violate the Trust's Agreement and Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

              (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Plan, except such as have been obtained;

              (e) Except as previously disclosed, such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

              (f) The Trust is registered with the Securities and Exchange
                  Commission as an investment company under the 1940 Act; and

              (g) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

      6.2 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's undistributed investment company taxable income for its taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its undistributed net capital gain realized in each of its taxable years ending on or after May 31, 2003, and on or prior to the Closing Date.

      6.3 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Plan.

      6.4 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

      The respective obligations of the Trust hereunder are subject to the further conditions that on or before the Closing Date:

      7.1 This Plan and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

      7.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated hereby.

      7.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

      7.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      7.5 The Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP satisfactory to the Trust, based upon reasonable representations of appropriate officers of the Funds and substantially to the effect that, for Federal income tax purposes:

              (a) the Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

              (b) the Acquired Fund will recognize no gain or loss (a) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares or (b) upon the distribution of those shares to the shareholders of the Acquired Fund;

              (c) the Acquiring Fund will recognize no gain or loss upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of the liabilities of the Acquired Fund;

              (d) the tax basis in the hands of the Acquiring Fund of each asset of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of that asset in the hands of the Acquired Fund immediately before the transfer;

              (e) the holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Acquired Fund;

              (f) the shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund;

              (g) the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Acquired Fund will be equal the aggregate tax basis of Acquired Fund shares surrendered in exchange therefor;

              (h) the holding periods of the Acquiring Fund shares received by each Acquired Fund shareholder will include the holding periods of the Acquired Fund shares surrendered in exchange therefore, provided that the Acquired Fund shares are held by that shareholder as capital assets on the date of the exchange; and

              (i) the Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

      7.6 At any time prior to the Closing, any of the foregoing conditions of this Plan may be waived by the Board of Trustees of the Trust if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

      7.7 The Trust shall have received any necessary exemptive relief from the Securities and Exchange Commission with respect to Section 17(a) of the 1940 Act.

8.    EXPENSES.

      8.1 The Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Plan shall be borne by National City Investment Management Company.

9.    MISCELLANEOUS.

      9.1 This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

      9.2 This Plan and the Reorganization contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Trustees of the Trust.

      9.3 At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Fund, the Trust may, upon authorization by the Board of Trustees and with or without the approval of shareholders of the Acquired Fund, amend any of the provisions of this Plan.

10. LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         "Armada Funds" and "Trustees" of Armada Funds refer to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of January 28, 1986, to which reference is hereby made and a copy of which is on file at the offices of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of Armada Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

                                     ARMADA FUNDS

                                     on behalf of Armada Large Cap Ultra
                                     Fund and Armada Large Cap Growth Fund


                                     By: _______________________________
                                         Herbert Martens, President


         National City Investment Management Company hereby agrees to join in this Plan of Reorganization solely for purposes of Paragraph 8.1 of the Plan.

                                     NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                                     By:  _______________________________

                                                                       EXHIBIT B

ARMADA LARGE CAP ULTRA FUND - PORTFOLIO MANAGER'S REPORT

EQUITY FUNDS
ARMADA LARGE CAP ULTRA FUND OVERVIEW

COMMENTS FROM THE PORTFOLIO MANAGEMENT TEAM

PERFORMANCE

For the 12-month period ended May 31, 2003, the Armada Large Cap Ultra Fund posted a total return of -18.13% (including sales charge) for Class B investors and -12.97% for Class I investors. The Fund's benchmark, the Russell 1000 Growth Index, returned -7.85% over the same period.

FACTORS AFFECTING PERFORMANCE

A number of factors conspired to hand the large cap growth market its third consecutive year of negative returns. The sluggish nature of the economic recovery led to a series of high-profile earnings disappointments in the technology sector, which accounts for a significant portion of the benchmark. Healthcare, the benchmark's largest sector, was adversely affected by patent expirations and disappointments with new product developments. The prospect of war with Iraq and fallout from accounting scandals further added to investor jitters. The U.S. victory in Iraq eventually removed much of the risk premium from the market, helping the Fund and the benchmark move firmly into positive territory since January 1, 2003.

The Fund's underperformance relative to the benchmark can be attributed largely to two factors. For starters, the management team had positioned the portfolio for an upturn in information technology and other capital spending; however, many companies postponed their plans in an effort to shore up earnings. Moreover, the Fund did not benefit as much as the broader market did during the rallies that began in October 2002 and in April 2003. Investors bid up a number of companies at the low end of the benchmark's market cap range, many with questionable fundamentals. Our portfolio rarely includes such stocks because they tend not to meet our criteria for sustainable growth at a reasonable price.

Among the year's bright spots, long-term holding Lexmark enjoyed another year of outperformance. The printer manufacturer gained 14% thanks to a solid product replacement cycle and strong sales of inkjet cartridges and other consumables. Adobe Systems returned 16% while held in the portfolio due largely to anticipated upgrades of its Photoshop and Acrobat software products. Healthcare services stock Anthem benefited from an improved pricing environment.

OUTLOOK

We anticipate an acceleration of economic activity in the second half of calendar 2003. The Federal Reserve Board's easy monetary policy has supplied ample liquidity, with Congress providing the fiscal stimulus in its recent round of tax cuts.

In particular, we've positioned the portfolio to benefit from an increase in business spending. After bearing the brunt of the downturn, demand on this side of the economy has begun to climb again. With corporate expenses and debt sharply pared, any meaningful increase in revenue should provide a significant boost to earnings.

GROWTH OF A $10,000 INVESTMENT 1, 2, 3
(since Fund's inception)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars (in Thousands)
             Armada Large Cap     Armada Large Cap
                   Ultra Fund           Ultra Fund      Russell 1000
             (Class I Shares)  (Class B Shares)4,5     Growth Index*
    12/28/95          $10,000              $10,000           $10,000
       05/96           11,221               11,166            11,256
       05/97           13,861               13,675            14,235
       05/98           18,485               18,068            18,330
       05/99           22,860               22,111            23,136
       05/00           29,089               27,819            28,918
       05/01           21,474               20,340            20,326
       05/02           15,923               14,937            16,084
       05/03           13,858               12,872            14,821

ARMADA LARGE CAP ULTRA FUND 6
Average Annual Total Returns, as of 5/31/03

------------------------------------------------------------------------------------------------
                                                                                      DATE OF
                              1 YEAR      3 YEARS      5 YEARS    SINCE INCEPTION    INCEPTION
Class I Shares 2,3           (12.97)%     (21.90)%     (5.60)%         4.49%          12/28/95
------------------------------------------------------------------------------------------------
Class A Shares 2,3,4,5       (18.05)%     (23.56)%     (6.93)%         3.40%          02/01/96
------------------------------------------------------------------------------------------------
Class B Shares 2,3,4,5       (18.13)%     (23.54)%     (6.80)%         3.46%          02/01/96
------------------------------------------------------------------------------------------------
Class C Shares 2,3,4,5       (14.71)%     (22.50)%     (6.39)%         3.58%          06/15/00
------------------------------------------------------------------------------------------------
Class H Shares 2,3,4,5       (15.58)%     (22.92)%     (6.69)%         3.35%          04/09/02
------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RETURNS AND SHARE PRICES WILL FLUCTUATE AND ON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS.

* THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF THE INDEX ASSUMES NO TAXES, TRANSACTION COSTS, MANAGEMENT FEES OR OTHER EXPENSES.

1 THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, CLASS C, AND CLASS H SHARES MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

2 THE PERFORMANCE INFORMATION ASSUMES DEDUCTIONS FOR EACH SHARE CLASS' APPLICABLE SALES CHARGES, EXPENSES AND FEES, INCLUDING 12B-1 AND SHAREHOLDER SERVICING FEES. PERFORMANCE ALSO INCLUDES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

3 RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

4 THE PERFORMANCE OF CLASSES A, B, C, AND H SHARES PRIOR TO EACH SHARE CLASS' INCEPTION DATE IS THAT OF CLASS I SHARES ADJUSTED TO REFLECT THE APPLICABLE SALES CHARGES, EXPENSES AND FEES OF EACH NEWER SHARE CLASS.

5 THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.50%. WITH RESPECT TO CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. CLASS H SHARES HAVE A 1.00% FRONT-END SALES CHARGE, IN ADDITION TO A 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE. CLASS C SHARES DO NOT HAVE A FRONT-END SALES CHARGE, BUT DO HAVE A 1.00% CHARGE ON THE REDEMPTION OF SHARES THAT ARE HELD FOR LESS THAN 18 MONTHS.

6 PERFORMANCE INFORMATION BEFORE JUNE 10, 2000 REPRESENTS PERFORMANCE OF THE PARKSTONE LARGE CAPITALIZATION FUND WHICH WAS REORGANIZED.

                                                                       EXHIBIT C

ARMADA LARGE CAP GROWTH FUND - PORTFOLIO MANAGER'S REPORT

EQUITY FUNDS
ARMADA LARGE CAP GROWTH FUND OVERVIEW

COMMENTS FROM THE PORTFOLIO MANAGEMENT TEAM

PERFORMANCE

For the 12-month period ended May 31, 2003, the Armada Large Cap Growth Fund posted a total return of -17.27% (including sales charge) for Class B investors and -12.03% for Class I investors. The Fund's benchmark, the S&P 500 Index, returned -8.06% over the same period.

FACTORS AFFECTING PERFORMANCE

A number of factors conspired to hand the large cap market its third consecutive year of negative returns. The sluggish nature of the economic recovery led to a series of high-profile earnings disappointments, while the prospect of war with Iraq and fallout from accounting scandals further added to investor jitters. Victory in Iraq eventually removed much of the risk premium from the market, helping the Fund and the benchmark move firmly into positive territory since January 1, 2003.

The market rallies that began at the end of 2002 through the beginning of 2003 had adverse performance results for the Fund relative to the Fund's benchmark. Investors bid up a number of companies with questionable fundamentals such as Lucent technologies and Delta Air Lines. The Fund's portfolio rarely includes such stocks because they do not meet our criteria for sustainable growth at a reasonable price.

Among the year's bright spots, our stake in Amgen climbed 26% as it benefited from a strong drug pipeline and a biotech rally. Long-term holding Lexmark enjoyed another year of outperformance. The printer manufacturer gained 14% thanks to a solid product replacement cycle and strong sales of inkjet cartridges and other consumables.

OUTLOOK

We anticipate an acceleration of economic activity in the second half of the fiscal year. The Federal Reserve Board's easy monetary policy has supplied ample liquidity, with Congress providing the fiscal stimulus in its recent round of tax cuts. In particular, we've positioned the portfolio to benefit from an increase in business spending. After bearing the brunt of the majority of the economic downturn, demand on the growth side of the economy has begun to climb again. With corporate expenses and debt sharply pared, any meaningful increase in revenue should provide a significant boost to earnings.

Among our recent additions, Fox Entertainment Group and Accenture are leveraged to increased spending on advertising and information technology, respectively. Office products retailer Staples should benefit from an uptick in new business formation, while industrial gas leader Praxair is well-positioned for increased manufacturing output.

Currently, the portfolio is overweight in the energy sector. A global economic recovery coupled with tight supply should keep oil and natural gas prices high for the foreseeable future. That will benefit companies focused on exploration and production as well as those that service them.

GROWTH OF A $10,000 INVESTMENT 1, 2, 3
(since Fund's inception)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars (in Thousands)
                           Armada Large             Armada Large
                        Cap Growth Fund          Cap Growth Fund
                       (Class I Shares)    (Class B Shares) 4, 5  S&P 500 Index*
   12/20/89                     $10,000                  $10,000         $10,000
      05/90                      10,847                   10,801          10,629
      05/91                      12,806                   12,632          11,882
      05/92                      13,943                   13,624          13,052
      05/93                      14,943                   14,464          14,568
      05/94                      15,155                   14,531          15,188
      05/95                      16,766                   15,924          18,255
      05/96                      20,894                   19,658          23,446
      05/97                      27,072                   25,233          30,342
      05/98                      34,828                   32,122          39,652
      05/99                      41,850                   38,297          47,991
      05/00                      49,587                   45,069          53,019
      05/01                      43,507                   39,165          47,423
      05/02                      35,226                   31,423          40,856
      05/03                      30,989                   27,363          37,562

Armada Large Cap Growth Fund
Average Annual Total Returns, as of 5/31/03

------------------------------------------------------------------------------------------------------------
                               1 YEAR       3 YEARS     5 YEARS      10 YEARS        SINCE         DATE OF
                                                                                   INCEPTION      INCEPTION
Class I Shares 2,3            (12.03)%     (14.50)%     (2.31)%       7.57%          8.78%        12/20/89
------------------------------------------------------------------------------------------------------------
Class A Shares 2,3,4,5        (17.10)%     (16.33)%     (3.65)%       6.69%          8.04%        04/15/91
------------------------------------------------------------------------------------------------------------
Class B Shares 2,3,4,5        (17.27)%     (16.41)%     (3.51)%       6.58%          7.78%        01/06/98
------------------------------------------------------------------------------------------------------------
Class C Shares 2,3,4,5        (13.78)%     (15.32)%     (3.23)%       6.55%          7.75%        01/27/00
------------------------------------------------------------------------------------------------------------
Class H Shares 2,3,4,5        (14.59)%     (15.59)%     (3.43)%       6.45%          7.67%        02/05/02
------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RETURNS AND SHARE PRICES WILL FLUCTUATE AND ON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS.

* THE S&P 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF THE INDEX ASSUMES NO TAXES, TRANSACTION COSTS, MANAGEMENT FEES OR OTHER EXPENSES.

1 THIS GRAPH PROVIDES A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND SINCE ITS DATE OF INCEPTION. THE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. THE PERFORMANCE OF CLASS A, CLASS C, AND CLASS H SHARES MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

2 PERFORMANCE INFORMATION ASSUMES DEDUCTIONS FOR EACH SHARE CLASS' APPLICABLE SALES CHARGES, EXPENSES AND FEES, INCLUDING 12B-1 AND SHAREHOLDER SERVICING FEES. PERFORMANCE INFORMATION ALSO INCLUDES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

3 RETURNS SHOWN ON THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

4 THE PERFORMANCE OF CLASSES A, B, C, AND H SHARES PRIOR TO EACH SHARE CLASS' INCEPTION DATE IS THAT OF CLASS I SHARES ADJUSTED TO REFLECT THE APPLICABLE SALES CHARGES, EXPENSES AND FEES OF EACH NEWER SHARE CLASS.

5 THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.50%. WITH RESPECT TO CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. CLASS H SHARES HAVE A 1.00% FRONT-END SALES CHARGE, IN ADDITION TO A 1.00% MAXIMUM CONTINGENT DEFERRED SALES CHARGE. CLASS C SHARES DO NOT HAVE A FRONT-END SALES CHARGE, BUT DO HAVE A 1.00% CHARGE ON THE REDEMPTION OF SHARES THAT ARE HELD FOR LESS THAN 18 MONTHS.


                                                                 ARM-MK-200-0100

                       STATEMENT OF ADDITIONAL INFORMATION

                          ARMADA LARGE CAP GROWTH FUND

                                  ARMADA FUNDS
                                 760 MOORE ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
                                 (800) 622-FUND

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Combined Proxy Statement/Prospectus dated March 18, 2004 for the Special Meeting of Shareholders of Armada Large Cap Ultra Fund to be held on April 20, 2004. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by writing to Armada Funds, 760 Moore Road, King of Prussia, Pennsylvania 19406, or by calling toll-free
(800) 622-FUND. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

         Further information about Armada Funds (the "Trust") is contained in and incorporated herein by reference to Armada Funds' Statement of Additional Information dated October 1, 2003, as supplemented December 1, 2003, December 19, 2003 and March 9, 2004 that relates to the Funds' prospectuses dated October 1, 2003, as supplemented December 1, 2003, December 19, 2003, February 2, 2004 and March 9, 2004. The audited financial statements and related independent auditor's report for Armada Large Cap Ultra Fund and Armada Large Cap Growth Fund contained in the Annual Report for the fiscal year ended May 31, 2003 are incorporated herein by reference. The unaudited financial statements for Armada Large Cap Ultra Fund and Armada Large Cap Growth Fund contained in the Semi-Annual Report for the six months ended November 30, 2003 are incorporated herein by reference. No other parts of the Annual Report or the Semi-Annual Report are incorporated herein by reference. The unaudited pro forma financial statements attached hereto are intended to present the financial condition and related results of operations of the participating Armada Funds as if the Reorganization had been consummated on November 30, 2003.

         The date of this Statement of Additional Information is March 18, 2004.

OFFERING PRICE PER CLASS A SHARE OF THE FUNDS

         An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on November 30, 2003, is as follows:

                                                    LARGE CAP         LARGE CAP
                                                   GROWTH FUND        ULTRA FUND
                                                   -----------        ----------
Net Assets of A Shares                           $144,614,809       $6,827,363
Outstanding A Shares                                7,809,575          772,613
Net Asset Value Per Share                              $18.52            $8.84
Sales Charge, 5.50% of offering price                  $19.60            $9.35
Offering to Public                                     $19.60            $9.35

TRUSTEES AND OFFICERS

         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                           Number of
                                                 Length of                               Portfolios in
                               Position(s)       Time                                    Fund Complex 3
        Name, Address 1,        Held with        Served in     Principal Occupation(s)    Overseen by         Other Directorships
     Date of Birth and Age      the Trust        Position 2      During Past 5 Years        Trustee             Held by Trustee 4
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Robert D. Neary                Chairman of         Since     Retired Co-Chairman of           31         Director, Strategic
Date of Birth:                 the Board and     February    Ernst & Young, April 1984                   Distribution, Inc., since
9/30/33                        Trustee             1996      to September 1993.                          January 1999; Director,
Age: 70                                                                                                  Commercial Metals Company,
                                                                                                         since March 2001.

John F. Durkott                Trustee             Since     President and Chief              31         None
Date of Birth:                                   November    Executive Officer,
7/11/44                                            1993      Kittle's Home Furnishings
Age: 59                                                      Center, Inc., since
                                                             January 1982; President
                                                             and Chief Operating
                                                             Officer, since 1982;
                                                             Partner, Kittle's
                                                             Bloomington Properties
                                                             LLC, from January 1981
                                                             through 2003; Partner,
                                                             KK&D LLC, from January
                                                             1989 through 2003;
                                                             Partner, KK&D II LLC,
                                                             from February 1998
                                                             through 2003 (affiliated
                                                             real estate companies of
                                                             Kittle's Home Furnishings
                                                             Center, Inc.).

Robert J. Farling              Trustee             Since     Retired Chairman,                31         None
Date of Birth:                                   November    President and Chief
12/4/36                                            1997      Executive Officer,
Age: 67                                                      Centerior Energy (electric
                                                             utility), March 1992 to
                                                             October 1997.

                                                                                           Number of
                                                 Length of                               Portfolios in
                               Position(s)       Time                                    Fund Complex 3
        Name, Address 1,        Held with        Served in     Principal Occupation(s)    Overseen by         Other Directorships
     Date of Birth and Age      the Trust        Position 2      During Past 5 Years        Trustee             Held by Trustee 4
----------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst               Trustee             Since     Dean Emeritus, Gatton            31         None
Date of Birth:                                   June 1990   College of Business and
9/13/38                                                      Economics, University of
Age: 65                                                      Kentucky, since June 2003;
                                                             Garvice D. Kincaid
                                                             Professor of Finance,
                                                             since 1981; Dean, Gatton
                                                             College of Business and
                                                             Economics, University of
                                                             Kentucky, 1981 - June
                                                             2003.

Gerald L. Gherlein             Trustee             Since     Retired Executive                31         None
Date of Birth:  2/16/38                            July      Vice-President and General
Age: 66                                            1997      Counsel, Eaton Corporation
                                                             (global manufacturing),
                                                             1991 to March 2000.

Kathleen A. Obert              Trustee             Since     Chairman and CEO, Edward         31         None
Date of Birth:  8/3/58                          August 2002  Howard & Co. (public
Age: 45                                                      relations agency), since
                                                             2001; CEO, Edward Howard &
                                                             Co., 2000-2001; VP/Senior
                                                             VP, Edward Howard & Co.,
                                                             1992-2000.

J. William Pullen              Trustee           Since May   President and Chief              31         None
Date of Birth:  4/24/39                            1993      Executive Officer, Whayne
Age: 64                                                      Supply Co. (engine and
                                                             heavy equipment
                                                             distribution), since 1986.

INTERESTED TRUSTEES

John G. Breen 5                Trustee             Since     Retired Chairman and CEO,        31         Director, The Sherwin
Date of Birth:  7/21/34                         August 2002  The Sherwin Williams Co.,                   Williams Co.; Director,
Age: 69                                                      until May 2000.                             Parker Hannifin Corp.;
                                                                                                         Director, Mead Westvaco
                                                                                                         Corp.; Director, Goodyear
                                                                                                         Tire & Rubber Co.;
                                                                                                         Director, The Stanley
                                                                                                         Works.

Herbert R. Martens, Jr.5       President and       Since     Executive Vice President,        31         None
Date of Birth:  8/6/52         Trustee           November    National City Corporation
Age: 51                                            1997      (bank holding company),
                                                             since July 1997; Chairman
                                                             and CEO, NatCity Investments, Inc.
                                                             (investment banking),
                                                             since July 1995.

                                                                                           Number of
                                                 Length of                               Portfolios in
                               Position(s)       Time                                    Fund Complex 3
        Name, Address 1,        Held with        Served in     Principal Occupation(s)    Overseen by         Other Directorships
     Date of Birth and Age      the Trust        Position 2      During Past 5 Years        Trustee             Held by Trustee 4
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Kathleen T. Barr 6             Senior Vice         Since     Senior Vice President            N/A                     N/A
1900 E. 9th Street, 22nd Floor President, Chief  February    (formerly Vice President)
Cleveland, OH  44114           Administrative       2003     and Managing Director of
Date of Birth: 5/2/55          Officer and                   Armada Funds Group,
Age: 48                        Chief Compliance              National City Bank, since
                               Officer                       June 1999; Managing
                                                             Director, National City
                                                             Investment Management
                                                             Company, since May 1996.

W. Bruce McConnel              Secretary           Since     Partner, Drinker Biddle &        N/A                     N/A
One Logan Square                                 August 1985 Reath LLP, Philadelphia,
18th and Cherry Streets                                      Pennsylvania (law firm).
Philadelphia, PA 19103-6996
Date of Birth:  2/7/43
Age: 61

Dennis J. Westley              Treasurer           Since     Vice President and               N/A                     N/A
103 Bellevue Parkway                             May 2003    Managing Director,
Wilmington, DE 19809                                         Accounting and
Date of Birth: 4/16/59                                       Administration, PFPC Inc.,
Age: 44                                                      since July 2001; Vice
                                                             President and Accounting
                                                             Director, PFPC Inc., 1997
                                                             to 2001.

1 Each trustee can be contacted by writing to National City Bank, c/o Michael
  Nanosky, 1900 East 9th Street, 22nd Floor, Cleveland, OH 44114.
2 Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
3 The "Fund Complex" consists of all registered investment companies for which National City Investment Management Company (the "Adviser") or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 31 portfolios of the Trust that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.
4 Includes directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of The Armada Advantage Fund. Mr. Neary and Mr. Martens also serve as Chairman and President, respectively, of The Armada Advantage Fund.
5 Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.
6 Ms. Barr previously served as Assistant Treasurer and Compliance Officer of the Trust from August 2002 until February 2003.

         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each Trustee in each of the Trust's portfolios (each, a "Fund", and together, the "Funds") and the Trust in the aggregate as of December 31, 2003.

INDEPENDENT TRUSTEES

-------------------------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1     THE TRUST OVERSEEN BY THE TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Over $100,000
ROBERT D. NEARY
-------------------------------------------------------------------------------------------------------------------------
   Ohio Tax Exempt Bond Fund                              Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   Ohio Municipal Money Market Fund                       Over $100,000
-------------------------------------------------------------------------------------------------------------------------
JOHN F. DURKOTT                                                                                  $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
ROBERT J. FARLING                                                                               Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                            $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                  Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Ultra Fund                                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Value Fund                                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund                                   $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                   over $100,000
-------------------------------------------------------------------------------------------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   U.S. Government Income Fund                           $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                     $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
RICHARD W. FURST                                                                               $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                              $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                    $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Total Return Advantage Fund                           $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
GERALD L. GHERLEIN                                                                              Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Growth Fund                                 $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                  $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Tax Managed Equity Fund                               $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   National Tax Exempt Bond Fund                         $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
J. WILLIAM PULLEN                                                                              Over $100,000
-------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                            $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Large Cap Growth Fund                                   $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
   S&P 500 Index Fund                                    $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                                 $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
KATHLEEN A. OBERT                                                                                $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
  Large Cap Core Equity Fund                               $1-$10,000
-------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                         DOLLAR RANGE OF             EQUITY SECURITIES IN THE FUNDS OF
NAME OF TRUSTEE/FUND                             EQUITY SECURITIES IN THE FUNDS 1     THE TRUST OVERSEEN BY THE TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
JOHN G. BREEN                                                                                   Over $100,000
-------------------------------------------------------------------------------------------------------------------------
    Money Market Fund                                     Over $100,000
-------------------------------------------------------------------------------------------------------------------------
HERBERT R. MARTENS, JR.                                                                         Over $100,000
-------------------------------------------------------------------------------------------------------------------------
    S&P 500 Index Fund                                    Over $100,000
-------------------------------------------------------------------------------------------------------------------------
    Small Cap Value Fund                                 $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
    Bond Fund                                              $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
    Money Market Fund                                      $1-$10,000
-------------------------------------------------------------------------------------------------------------------------

1 Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2003.

         As of December 31, 2003, the Trustees and officers of the Trust as a group owned beneficially 1.43% of Class I Shares of the Ohio Tax Exempt Bond Fund. Otherwise, the Trustees and officers as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $10 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2001 through December 31, 2003 was not greater than $4.5 million. The balance outstanding as of December 31, 2003 was $2.7 million. Interest is charged at a fluctuating rate equal to National City Bank's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

         Edward Howard & Co. ("EH&C"), of which Ms. Obert serves as Chairman and Chief Executive Officer, entered into an agreement in August 2002 with National City Bank, the indirect parent of the Adviser, to provide public relations and media relations consulting services for the bank's operations in the Dayton, Ohio area over a period of five months ending December 31, 2002. In addition, EH&C undertakes occasional media training and other public relations projects for National City Bank. From January 1, 2001 through December 31, 2002, EH&C earned approximately $95,000 in fees for these services. From January 1, 2003 through December 31, 2003, EH&C earned approximately $250,000 in fees for these services. EH&C expects to be engaged for similar projects by National City Bank from time to time at comparable fee levels.

TOTAL RETURN

         Each of the Armada Large Cap Growth Fund and the Armada Large Cap Ultra Fund computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                              T = [(ERV / P)1/n - 1]


         Where:      T =      average annual total return

                     ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                     P =      hypothetical initial payment of $1,000

                     n = period covered by the computation, expressed in terms of years

                  Each of the Armada Large Cap Growth Fund and the Armada Large Cap Ultra Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                     T = (ERV/P) - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to each Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  The following table shows the average annual total returns (before taxes) since inception for the Armada Large Cap Growth and Armada Large Cap Ultra Funds as of November 30, 2003, both with and without deduction of any applicable sales charges.

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 11/30/03
                                            11/30/03 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
Armada Large Cap Growth Fund
     Class A                                           7.47%                        7.95%                  04/15/91
     Class B                                           0.26%                        0.26%                  01/06/98
     Class C                                          (9.90)%                      (9.90)%                 01/27/00
     Class R                                           18.21%                      20.74%                  08/01/03
     Class I                                            N/A                         9.15%                  12/20/89

Armada Large Cap Ultra Fund 1
     Class A                                           4.13%                        4.89%                  02/01/96
     Class B                                           4.16%                        4.16%                  02/01/96
     Class C                                          (18.92)%                    (18.92)%                 06/15/00
     Class R                                             *                            *                        *
     Class I                                            N/A                         5.55%                  12/28/95

N/A      Not applicable.
*        Share class not offered as of November 30, 2003.
1 Total returns shown for the Large Cap Ultra Fund include the performance of the corresponding Parkstone Continuing Fund for the period prior to its reorganization into Armada.

         The following table shows the one year, five year and ten year returns (before taxes) for the Armada Large Cap Growth and Armada Large Cap Ultra Funds for the respective periods ended November 30, 2003, taking into account the effect of maximum applicable sales loads.

                                ONE YEAR  FIVE YEARS  TEN YEARS  INCEPTION DATE
                                --------  ----------  ---------  --------------
Armada Large Cap Growth Fund
    Class A                      4.83%      (3.48)%     7.69%       04/15/91
    Class B                      5.12%      (3.35)%       *         01/06/98
    Class C                      9.18%         *          *         01/27/00
    Class R                        *           *          *         08/01/03
    Class I                     11.15%      (2.12)%     8.57%       12/20/89

Armada Large Cap Ultra Fund 1
    Class A                      6.63%      (7.09)%       *         02/01/96
    Class B                      7.09%      (6.94)%       *         02/01/96
    Class C                     11.01%         *          *         06/15/00
    Class R                       N/A         N/A        N/A           N/A
    Class I                     13.09%      (5.75)%       *         12/28/95

N/A      Share class not offered as of November 30, 2003.
*        Not in operation during the entire period.
1 Total returns shown for the Large Cap Ultra Fund include the performance of the corresponding Parkstone predecessor fund for the period prior to its reorganization into Armada.

         "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         The following table shows the one year, five year and ten year returns (after taxes on distributions) for the Armada Large Cap Growth and Armada Large Cap Ultra Funds for the respective periods ended November 30, 2003, taking into account the effect of maximum applicable sales loads.

                                ONE YEAR  FIVE YEARS  TEN YEARS  INCEPTION DATE
                                --------  ----------  ---------  --------------
Armada Large Cap Growth Fund
    Class A                       4.80%     (3.99)%      6.13%       04/15/91
    Class B                       5.12%     (3.87)%        *         01/06/98
    Class C                       9.18%        *           *         01/27/00
    Class R                         *          *           *         08/01/03
    Class I                      11.04%     (2.66)%      6.95%       12/20/89
Armada Large Cap Ultra Fund 1
    Class A                       6.63%     (8.69)%        *         02/01/96
    Class B                       7.09%     (8.62)%        *         02/01/96
    Class C                      11.01%        *           *         06/15/00
    Class R                        N/A        N/A         N/A           N/A
    Class I                      13.09%     (7.35)%        *         12/28/95

N/A      Share class not offered as of November 30, 2003.
*        Not in operation during the entire period.
1 Total returns shown for the Large Cap Ultra Fund include the performance of the corresponding Parkstone predecessor fund for the period prior to its reorganization into Armada.

         "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

         The following table shows the one year, five year and ten year returns (after taxes on distributions and redemptions) for the Armada Large Cap Growth and Armada Large Cap Ultra Funds for the respective periods ended November 30, 2003, taking into account the effect of maximum applicable sales loads.

                                ONE YEAR  FIVE YEARS  TEN YEARS  INCEPTION DATE
                                --------  ----------  ---------  --------------
Armada Large Cap Growth Fund
    Class A                      3.14%      (3.07)%     5.89%      04/15/91
    Class B                      3.33%      (2.96)%       *        01/06/98
    Class C                      5.97%         *          *        01/27/00
    Class R                        *           *          *        08/01/03
    Class I                      7.24%      (1.96)%     6.64%      12/20/89
Armada Large Cap Ultra Fund 1
    Class A                      4.31%      (5.85)%       *        02/01/96
    Class B                      4.61%      (5.70)%       *        02/01/96
    Class C                      7.16%         *          *        06/15/00
    Class R                       N/A         N/A        N/A          N/A
    Class I                      8.51%      (4.77)%       *        12/28/95

N/A      Share class not offered as of November 30, 2003.
*        Not in operation during the entire period.
1 Total returns shown for the Large Cap Ultra Fund include the performance of the corresponding Parkstone predecessor fund for the period prior to its reorganization into Armada.

                                  LARGE CAP ULTRA FUND
                                  LARGE CAP GROWTH FUND
                  UNAUDITED PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                                    NOVEMBER 30, 2003

                                      LARGE CAP GROWTH                    LARGE CAP ULTRA               COMBINED
                                 SHARES          MARKET VALUE       SHARES         MARKET VALUE         ACCOUNTS
COMMON STOCK
BASIC MATERIALS 3.5%
   3M                           108,300         $   8,560,032       11,900         $    940,576      $   9,500,608
   Air Products & Chemicals     149,500             7,167,030            0                    0          7,167,030
   Rohm & Haas                  249,500            10,017,425       27,500            1,104,125         11,121,550
                                                -------------       ------         ------------      -------------
                                                   25,744,487                         2,044,701         27,789,188
------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES 5.3%
   Accenture*#                  352,900             8,787,210       41,400            1,030,860          9,818,070
   Computer Sciences*           163,600             6,773,040       23,000              952,200          7,725,240
   DST Systems*#                192,000             7,165,440            0                    0          7,165,440
   Fiserv*#                     215,500             8,081,250       24,200              907,500          8,988,750
   Sungard Data Systems*        282,200             7,625,044       34,200              924,084          8,549,128
                                                -------------       ------         ------------      -------------
                                                   38,431,984                         3,814,644         42,246,628
------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS 11.0%
   Best Buy                      92,700             5,747,400       10,900              675,800          6,423,200
   Coach*                       201,800             8,039,712       21,900              872,496          8,912,208
   Home Depot                   217,700             8,002,652       34,700            1,275,572          9,278,224
   Kohls*                       163,600             7,905,152       18,500              893,920          8,799,072
   Lowe's                       190,300            11,094,490       18,900            1,101,870         12,196,360
   RadioShack                   207,800             6,472,970       24,700              769,405          7,242,375
   Staples*                     344,700             9,358,605       35,500              963,825         10,322,430
   TJX #                        454,200            10,260,378       48,400            1,093,356         11,353,734
   Wal-Mart Stores#             221,619            12,330,881       24,572            1,367,186         13,698,067
                                                -------------       ------         ------------      -------------
                                                   79,212,240                         9,013,430         88,225,670
------------------------------------------------------------------------------------------------------------------

                                                    LARGE CAP GROWTH                    LARGE CAP ULTRA               COMBINED
                                               SHARES          MARKET VALUE       SHARES         MARKET VALUE         ACCOUNTS
CONSUMER NON-CYCLICALS 4.9%
   Anheuser-Busch#                            127,500             6,607,050       13,400              694,388          7,301,438
   Avon Products                              105,100             7,199,350       15,800            1,082,300          8,281,650
   PepsiCo                                    236,315            11,371,478       24,500            1,178,940         12,550,418
   Procter & Gamble                           106,578            10,257,067       11,500            1,106,760         11,363,827
                                                              -------------       ------         ------------      -------------
                                                                 35,434,945                         4,062,388         39,497,333
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES 4.8%
   Fox Entertainment Group, Cl A*             315,200             8,998,960       32,500              927,875          9,926,835
   Hilton Hotels#                             599,200             9,802,912       58,800              961,968         10,764,880
   Marriott, Cl A                             175,700             8,052,331       27,700            1,269,491          9,321,822
   Viacom, Cl B                               194,900             7,663,468       21,900              861,108          8,524,576
                                                              -------------       ------         ------------      -------------
                                                                 34,517,671                         4,020,442         38,538,113
--------------------------------------------------------------------------------------------------------------------------------
ENERGY 1.0%
   Noble*                                     218,100             7,541,898       19,100              660,478          8,202,376
--------------------------------------------------------------------------------------------------------------------------------
FINANCIALS 8.7%
   ACE                                        230,600             8,405,370       24,500              893,025          9,298,395
   American International Group               119,991             6,953,478       12,979              752,133          7,705,611
   Citigroup                                  197,773             9,303,242       17,600              827,904         10,131,146
   Freddie Mac                                137,050             7,458,261       16,300              887,046          8,345,307
   Goldman Sachs Group#                       138,200            13,278,256       15,700            1,508,456         14,786,712
   Merrill Lynch                              236,700            13,432,725       17,900            1,015,825         14,448,550
   Willis Group Holdings#                     124,300             4,108,115       24,600              813,030          4,921,145
                                                              -------------       ------         ------------      -------------
                                                                 62,939,447                         6,697,419         69,636,866
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE 19.7%
   Abbott Laboratories#                       259,700            11,478,740       34,300            1,516,060         12,994,800
   Amgen*                                     133,800             7,694,838       18,800            1,081,188          8,776,026
   Boston Scientific*#                        253,100             9,083,759       27,200              976,208         10,059,967
   Celgene*#                                   77,800             3,557,794       12,800              585,344          4,143,138
   Eli Lilly                                  117,200             8,035,232       13,000              891,280          8,926,512
   Forest Laboratories*                       130,100             7,108,664       14,400              786,816          7,895,480
   Genzyme*                                    72,000             3,365,280       11,600              542,184          3,907,464
   Johnson & Johnson                          301,036            14,838,064       35,820            1,765,568         16,603,632
   Medtronic                                  143,701             6,495,285       19,560              884,112          7,379,397
   Mylan Laboratories                         299,900             7,593,468       34,200              865,944          8,459,412
   Pfizer                                     890,256            29,868,089      110,500            3,707,275         33,575,364
   St. Jude Medical*#                         127,000             8,044,180       14,500              918,430          8,962,610
   Stryker#                                   126,800            10,270,800        9,600              777,600         11,048,400
   Wellpoint Health Networks*#                 93,500             8,741,315       10,300              962,947          9,704,262
   Wyeth                                      125,400             4,940,760       15,200              598,880          5,539,640
                                                              -------------       ------         ------------      -------------
                                                                141,116,268                        16,859,836        157,976,104
--------------------------------------------------------------------------------------------------------------------------------

                                                   LARGE CAP GROWTH                    LARGE CAP ULTRA               COMBINED
                                              SHARES          MARKET VALUE       SHARES         MARKET VALUE         ACCOUNTS
INDUSTRIALS 3.1%
   General Electric                          407,667        $   11,687,813       96,224        $   2,758,742      $  14,446,555
   Molex#                                    295,600             9,506,496       32,800            1,054,848         10,561,344
                                                             -------------       ------         ------------      -------------
                                                                21,194,309                         3,813,590         25,007,899
-------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY 35.0%
   Adobe Systems                             146,000             6,032,720       22,600              933,832          6,966,552
   Agere Systems*                          1,784,600             6,317,484      200,400              709,416          7,026,900
   Altera*#                                  398,100            10,083,873       38,400              972,672         11,056,545
   Applied Materials*                        233,200             5,666,760       29,100              707,130          6,373,890
   BMC Software*                             251,000             4,174,130       29,800              495,574          4,669,704
   Cisco Systems*                          1,059,724            24,013,346      114,776            2,600,824         26,614,170
   Dell Computer*#                           386,900            13,348,050       50,500            1,742,250         15,090,300
   EMC*                                      892,700            12,265,698       99,000            1,360,260         13,625,958
   Hewlett-Packard                           331,400             7,188,066            0                    0          7,188,066
   Intel                                   1,074,870            35,932,904      118,300            3,954,769         39,887,673
   Interactive*#                             204,000             6,701,400       23,900              785,115          7,486,515
   Intuit*                                   179,500             9,025,260       16,800              844,704          9,869,964
   Lockheed Martin#                          161,500             7,419,310       17,200              790,168          8,209,478
   Marvel Technology Group*                  180,200             7,116,098       21,100              833,239          7,949,337
   Microsoft#                              1,196,848            30,758,994      144,388            3,710,772         34,469,766
   Nokia Oyj, ADR#                           342,800             6,163,544            0                    0          6,163,544
   Novell*                                   689,400             6,549,300       74,200              704,900          7,254,200
   Oracle*                                   853,400            10,249,334       90,100            1,082,101         11,331,435
   Sandisk*#                                 107,700             8,708,622       17,800            1,439,308         10,147,930
   Symantec*#                                298,200             9,789,906       26,200              860,146         10,650,052
   Texas Instruments                         352,332            10,485,400       29,608              881,134         11,366,534
   Veritas Software*                         224,700             8,543,319       24,300              923,910          9,467,229
   Yahoo*                                    181,300             7,792,274       20,700              889,686          8,681,960
                                                             -------------       ------         ------------      -------------
                                                               254,325,792                        27,221,910        281,547,702
-------------------------------------------------------------------------------------------------------------------------------

                                                     LARGE CAP GROWTH                    LARGE CAP ULTRA               COMBINED
                                                SHARES          MARKET VALUE       SHARES         MARKET VALUE         ACCOUNTS
TRANSPORTATION 1.1%
   Southwest Airlines                          454,800             8,177,304       46,200              830,676          9,007,980
---------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK 98.1%                                         708,636,345                        79,039,514        787,675,859
---------------------------------------------------------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND 1.8%
   Armada Money Market+                     11,378,323            11,378,323    2,859,255            2,859,255         14,237,578
                                                              --------------                     -------------      -------------
TOTAL RELATED PARTY MONEY MARKET FUND 1.8%                        11,378,323                         2,859,255         14,237,578
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $620,630,467 &
$62,264,385)  99.9%                                              720,014,668                        81,898,769        801,913,437
TOTAL OTHER ASSETS & LIABILITIES 0.1%                              1,985,892                       (1,293,611)            692,281
                                                              --------------                     -------------      -------------
NET ASSETS 100.0%                                             $  722,000,560                     $  80,605,158      $ 802,605,718
                                                              ===============                    =============      =============

--------------------------------------------------------------------------------
*  Non income producing security.
#  Security fully or partially on loan.
+ Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds may invest in the Armada Money Market Funds provided that investments in the Money Market Funds do not exceed 25% of the investing Fund's total assets.

                              ARMADA LARGE CAP GROWTH FUND
                               ARMADA LARGE CAP ULTRA FUND
            UNAUDITED PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES

                                    NOVEMBER 30, 2003

                                            LARGE CAP       LARGE CAP                                 PRO FORMA
                                             GROWTH           ULTRA          PRO FORMA                COMBINED
                                              FUND             FUND         ADJUSTMENTS               (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
Investments:
   Investments, at cost                  $  620,630,467  $    62,264,385      $          -              $682,894,852
   Net unrealized appreciation               99,384,201       19,634,385                 -               119,018,586
                                         --------------  ---------------      ------------              -------------
   Investments, at market value             720,014,668       81,898,770                 -               801,913,438
Receivables:
   Shares of beneficial interest sold         1,093,636           33,245                 -                 1,126,881
   Investment securities sold                28,786,316        1,700,661                 -                30,486,977
   Dividends and interest                       523,648           57,614                 -                   581,262
Prepaid expenses and other assets                37,429            7,820                 -                    45,249
                                         --------------  ---------------      ------------              -------------
      Total Assets                          750,455,697       83,698,110                 -               834,153,807
                                         --------------  ---------------      ------------              -------------
LIABILITIES:
Payables:
   Shares of beneficial interest
redeemed                                         96,083         -                        -                    96,083
   Investment securities purchased           27,659,550        2,985,690                 -                30,645,240
   Investment advisory fees payable             442,477           48,834                 -                   491,311
   12b-1 fees payable                           108,077           18,564                 -                   126,641
   Administration fees payable                   41,298            4,558                 -                    45,856
   Custody fees payable                           6,452              815                 -                     7,267
Other expenses and liabilities                  101,200           34,491                 -                   135,691
                                         --------------  ---------------      ------------              -------------
      Total Liabilities                      28,455,137        3,092,952                 -                31,548,089
                                         --------------  ---------------      ------------              -------------
NET ASSETS                               $  722,000,560  $    80,605,158      $          -              $802,605,718
                                         ==============  ===============      ============              =============
NET ASSETS CONSIST OF:
Paid-in Capital                          $  641,762,850  $   108,147,270      $          -              $749,910,120
Undistributed (distributions in excess
of) net investment income                        94,957         (98,479)                 -                   (3,522)
Accumulated net realized loss on
investments                                (19,242,449)     (47,078,018)                 -              (66,320,467)
Net unrealized appreciation on
investments                                  99,385,202       19,634,385                 -               119,019,587
                                         --------------  ---------------      ------------              -------------
      Total Net Assets                   $  722,000,560  $    80,605,158      $          -              $802,605,718
                                         ==============  ===============      ============              =============
CLASS I:
NET ASSETS                               $  570,280,271                       $ 69,987,295(a)           $640,267,566
                                         ==============                       ============              =============
Shares of beneficial interest
outstanding                                  30,447,098                          3,736,572(a)             34,183,670
                                         ==============                       ============              =============
NET ASSET VALUE, offering price and      $        18.73                       $      18.73              $      18.73
redemption price per share of
beneficial interest outstanding

NET ASSETS                                               $    69,987,295      $(69,987,295)(b)          $           -
                                                         ===============      ============              =============
Shares of beneficial interest
outstanding                                                    7,717,735        (7,717,735)(b)                      -
                                                         ===============      ============              =============
NET ASSET VALUE, offering price and                      $          9.07      $        9.07             $           -
redemption price per share of
beneficial interest outstanding

CLASS A:
NET ASSETS                               $  144,614,809                       $  6,827,363(a)           $ 151,442,172
                                         ==============                       ============              =============
Shares of beneficial interest
outstanding                                   7,809,575                            368,695(a)               8,178,270
                                         ==============                       ============              =============
NET ASSET VALUE, offering price and      $        18.52                       $      18.52              $       18.52
redemption price per share of
beneficial interest outstanding

                                            LARGE CAP       LARGE CAP                                 PRO FORMA
                                             GROWTH           ULTRA          PRO FORMA                COMBINED
                                              FUND             FUND         ADJUSTMENTS               (NOTE 1)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                               $     6,827,363      $(6,827,363)(b)           $           -
                                                         ===============      ============              =============
Shares of beneficial interest
outstanding                                                      772,613         (772,613)(b)                       -
                                                         ===============      ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                                         $          8.84      $       8.84              $           -

CLASS B:
NET ASSETS                               $    5,949,441                       $  3,478,035(a)           $   9,427,476
                                         ==============                       ============              =============
Shares of beneficial interest
outstanding                                     333,469                            194,943(a)                 528,412
                                         ==============                       ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                         $        17.84                       $      17.84              $       17.84

NET ASSETS                                               $     3,478,035      $ (3,478,035)(b)          $           -
                                                         ===============      ============              =============
Shares of beneficial interest
outstanding                                                      421,786          (421,786)(b)                      -
                                                         ===============      ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                                         $          8.25      $       8.25              $           -

CLASS C:
NET ASSETS                               $      607,667                       $    292,168(a)           $     899,835
                                         ==============                       ============              =============
Shares of beneficial interest
outstanding                                      34,021                             16,357(a)                  50,378
                                         ==============                       ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                         $        17.86                       $      17.86              $       17.86

NET ASSETS                                               $       292,168      $   (292,168)(b)          $           -
                                                         ===============      ============              =============
Shares of beneficial interest
outstanding                                                       35,211          (35,211)(b)                       -
                                                         ===============      ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                                          $         8.30      $       8.30              $           -

CLASS H:
NET ASSETS                               $       82,356                       $     20,297(a)           $     102,653
                                         ==============                       ============              =============
Shares of beneficial interest
outstanding                                       4,612                              1,137(a)                   5,749
                                         ==============                       ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                         $        17.86                       $      17.86              $        17.86

NET ASSETS                                               $        20,297      $    (20,297)(b)          $           -
                                                         ===============      ============              =============
Shares of beneficial interest
outstanding                                                        2,445           (2,445)(b)                       -
                                                         ===============      ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                                         $          8.30      $       8.30              $           -

CLASS R:
NET ASSETS                               $      466,016                       $          -(a)           $     466,016
                                         ==============                       ============              =============
Shares of beneficial interest
outstanding                                      25,177                                  -(a)                  25,177
                                         ==============                       ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                         $        18.51                       $          -              $       18.51

NET ASSETS                                               $             -      $          -(b)           $           -
                                                         ===============      ============              =============
Shares of beneficial interest outstanding                              -                 -(b)                       -
                                                         ===============      ============              =============
NET ASSET VALUE, offering price and
redemption price per share of
beneficial interest outstanding
                                                         $             -      $          -              $           -

---------------------------------------
(a) Reflects net effect of combining existing Armada Large Cap Ultra Fund into the Armada Large Cap Growth Fund.
(b) Reflects exchange of Armada Large Cap Ultra Fund into the Armada Large Cap Growth Fund.
SEE NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                          ARMADA LARGE CAP GROWTH FUND
                           ARMADA LARGE CAP ULTRA FUND
              UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS
                                NOVEMBER 30, 2003

                                             LARGE CAP       LARGE CAP                                   PRO FORMA
                                               GROWTH          ULTRA             PRO FORMA               COMBINED
                                                FUND            FUND            ADJUSTMENTS              (NOTE 1)
INVESTMENT INCOME:
Dividends (less: foreign taxes withheld)   $   3,821,396    $    322,441        $        -             $   4,143,837

Interest                                          63,692           7,846                 -                    71,538

Security lending income                           59,092           6,857                 -                    65,949

Total investment income                        3,944,180         337,144                 -                 4,281,324

EXPENSES:

Investment Advisory fees                       2,655,137         299,970                 -                 2,955,107

Administration fees                              247,813          27,997                                     275,810
12b-1 fees:
  Class I                                        140,475          17,348                 -                   157,823
  Class A                                         35,244           1,710                 -                    36,954
  Class B                                         16,635          12,910                 -                    29,545
  Class C                                          2,258           1,124                 -                     3,382
  Class H                                            274              67                 -                       341
  Class R                                            147               -                 -                       147

Transfer Agent fees                              121,129          36,080            (7,500)(a)               149,709

Custodian fees                                    41,622           8,764            (2,500)(a)                47,886

Professional fees                                 28,592           6,160            (7,500)(a)                27,252

Printing and shareholder reports                   9,432           1,849                 -                    11,281

Registration and filing fees                      10,220           6,022            (6,000)(a)                10,242

Trustees' fees                                     9,189             222                 -                     9,411

Miscellaneous                                     12,472           2,630            (1,000)(a)                14,102
Shareholder servicing fees:
  Class A                                        176,220           8,550                 -                   184,770
  Class B                                          5,545           4,303                 -                     9,848
  Class C                                            753             375                 -                     1,128
  Class H                                             91              22                 -                       113

Total Expenses                                 3,513,248         436,103           (24,500)                3,924,851
LESS:
  Waiver of Investment Advisory fees                   -               -                 -                         -

  Net expenses                                 3,513,248         436,103           (24,500)                3,924,851

Net Investment Income                            430,932         (98,959)           24,500                  356,473
REALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments sold         11,141,876         239,036                 -                11,380,912
Net change in unrealized appreciation
on investments                                52,003,772       8,033,319                 -                60,037,091

Net gain on investments                       63,145,648       8,272,355                 -                71,418,003
Net Increase in Net Assets
  Resulting from Operations                  $63,576,580      $8,173,396           $24,500               $71,774,476

(a) Reflects expected savings/increase based on current year budget.

SEE NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                           ARMADA LARGE CAP ULTRA FUND
                          ARMADA LARGE CAP GROWTH FUND
                          NOTES TO UNAUDITED PRO FORMA
                         COMBINING FINANCIAL STATEMENTS
                                NOVEMBER 30, 2003

1. BASIS OF COMBINATION

Armada Funds ("Armada" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust is organized as a Massachusetts business trust. As of November 30, 2003, the Trust offered for sale shares of 31 funds. The Pro Forma Combining Schedule of Investments and the Pro Forma Statement of Assets and Liabilities assumes the exchange described in the next paragraph occurred as of November 30, 2003 and the Pro Forma Combining Statement of Operations assumes the exchange occurred as of December 1, 2002. These statements have been derived from books and records utilized in calculating the net asset value of each fund at November 30, 2003 and for the period then ended.

The pro forma statements give effect to the proposed transfer of substantially all of the assets and stated liabilities of the Armada Large Cap Ultra Fund in exchange for shares of the Armada Large Cap Growth Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Armada Large Cap Growth Fund for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

As of November 30, 2003, all securities held by the Armada Large Cap Ultra Fund would comply with the compliance guidelines and/or investment restrictions of the Armada Large Cap Growth Fund.

For the period ended November 30, 2003, the Armada Large Cap Growth Fund's investment advisory fee was computed based on the annual rate of 0.75% of its average daily net assets.

The investment adviser to the Large Cap Growth Fund is National City Investment Management Company. Its advisory fee accrues daily and is paid monthly.

The unaudited pro forma combined financial statments should be read in conjunction with the financial statements of the Funds incorporated by reference into the Statement of Additional Information.

The figures presented in the financial statements are estimates. The actual results may differ from those estimates.

Effective March 1, 2004, Class C Shares were issued in exchange for Class H Shares of the Funds and Class H Shares are no longer outstanding or offered. Certain information regarding the Class H Shares as of November 30, 2003 is set forth in these pro forma financial statements consistent with information as of such date.

2. SECURITY VALUATION

Investment securities of the Armada Large Cap Ultra and Armada Large Cap Growth Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities quoted on the NASD National Markets system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis at their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities, particularly unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and ask prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost. Assets may be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

3. SHARES OF BENEFICIAL INTEREST

The pro forma net asset value per share assumes the issuance of additional shares of the Armada Large Cap Growth Fund that would have been issued at November 30, 2003 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of shares assumed issued in the reorganization plus shares of the Armada Large Cap Growth Fund at November 30, 2003.

4. UNAUDITED PRO FORMA ADJUSTMENTS AND UNAUDITED PRO FORMA COMBINED COLUMNS

The pro forma adjustments and pro forma combined columns of the statement of operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Armada Large Cap Ultra Fund was included in the Armada Large Cap Growth Fund for the period December 1, 2002 to November 30, 2003. Investment advisory and administration fees in the pro forma combined column are calculated at the rates in effect for the Armada Large Cap Growth Fund based upon the combined net assets of the Armada Large Cap Ultra Fund and Armada Large Cap Growth Fund.

The pro forma Statement of Assets and Liabilities and Schedule of Investments give effect to the proposed transfer of such assets as if the reorganization had occurred at November 30, 2003.

5. COSTS OF REORGANIZATION

Reorganization expenses incurred by the Armada Funds will be paid by National City Investment Management Company, the investment adviser to the Armada Funds, and/or affiliates thereof. Reorganization expenses include, without limitation:
(a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each fund; (f) solicitation costs; and (g) brokerage cost of any necessary rebalancing of the reorganizing funds' investment portfolios.

6. TAX MATTERS

The Fund intends to comply with the requirements applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore no federal income tax provision is required in the financial statements.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the U.S.

                           VOTE THIS PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                            VOTE BY TOUCH-TONE PHONE,
                         BY MAIL, OR VIA THE INTERNET!

            CALL: To vote by phone, call toll-free 1-800-690-6903 and
                  follow the recorded instructions.

          LOG-ON: Vote on the internet at WWW.PROXYWEB.COM and follow the on-line directions.

            MAIL: Return the signed proxy card in the enclosed envelope.

                                                                    ARMADA FUNDS
                                                  PROXY FOR A SPECIAL MEETING OF
ARMADA LARGE CAP ULTRA FUND                       SHAREHOLDERS ON APRIL 20, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ARMADA FUNDS (THE "TRUST") and relates to the proposal with respect to the Armada Large Cap Ultra Fund (the "Fund"), for use at a Special Meeting of Shareholders to be held on April 20, 2004 at 2:00 p.m. (Eastern Time) in the offices of the Trust's Co-Administrator, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.
The undersigned hereby appoints David C. Lebisky and Christine Mason and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE COMBINED PROXY STATEMENT/PROSPECTUS DATED MARCH 18, 2004.

                                           YOUR VOTE IS IMPORTANT.
                                 IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                         Date:___________________, 2004
                                ------------------------------------------------



                                ------------------------------------------------
                                Signature (Joint Owners)       (SIGN IN THE BOX)

                                Please sign exactly as name appears herein. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil. [GRAPHIC OMITTED]
PLEASE DO NOT USE FINE POINT PENS.


This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted "FOR" the proposal. This proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Special Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the reorganization.


PROPOSAL
                                                         FOR   AGAINST   ABSTAIN
(1)  To approve a Plan of Reorganization providing       [  ]    [  ]      [  ]
     for the transfer of all of the assets and all liabilities of the Armada Large Cap Ultra Fund
     (the "Selling Fund") in exchange for shares of the Armada Large Cap Growth Fund. The shares so received will be distributed to shareholders of the Selling Fund and the Selling Fund will be terminated as soon as practicable thereafter.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.